   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      REGISTRATION NO. 333-67775
                                                                        811-8722

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 1
                            ------------------------

                            PROVIDENTMUTUAL VARIABLE
                             LIFE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                             300 CONTINENTAL DRIVE
                             NEWARK, DELAWARE 19173
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                          JAMES G. POTTER, JR., ESQ.,
              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box):

     [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

     [ ]  On      pursuant to paragraph (b) of Rule 485.

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

     [X]  On May 1, 2000 pursuant to paragraph (a)(1) of Rule 485.

 TITLE OF SECURITIES BEING OFFERED:  Individual Flexible Premium Variable Life
                              Insurance Policies.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PROSPECTUS
                                      FOR
                          FLEXIBLE PREMIUM ADJUSTABLE
                            VARIABLE LIFE INSURANCE
                                   ISSUED BY
              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA

      FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE
                  INSURANCE POLICY

                      Issued by

   PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                         and

     PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF
                       AMERICA

           SERVICE CENTER      MAIN ADMINISTRATIVE OFFICE
       300 CONTINENTAL DRIVE    1000 CHESTERBROOK BLVD.
       NEWARK, DELAWARE 19713  BERWYN, PENNSYLVANIA 19312

              TELEPHONE: (800) 688-5177
                                                              PROSPECTUS

                                                             May   , 2000

This prospectus describes a flexible premium adjustable variable life insurance policy ("Policy") issued by Providentmutual Life and Annuity Company of America (the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Policy's values to:

      -- Providentmutual Variable Life Separate Account (the "Separate Account"), which invests in the portfolios listed on this page; or

      --  the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

      --  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      --  ARE NOT FEDERALLY INSURED;

      --  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      --  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios are available:

     -- THE MARKET STREET FUND, INC.
        All-Pro Large Cap Growth Portfolio
        All-Pro Large Cap Value Portfolio
        All-Pro Small Cap Growth Portfolio
        All-Pro Small Cap Value Portfolio
        Aggressive Growth Portfolio
        Bond Portfolio
        Equity 500 Index Portfolio
        Growth Portfolio
        International Portfolio
        Managed Portfolio
        Money Market Portfolio

     -- THE ALGER AMERICAN FUND
        Small Capitalization Portfolio

     -- NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
        Limited Maturity Bond Portfolio
        Partners Portfolio

     -- VAN ECK WORLDWIDE INSURANCE TRUST
        Worldwide Bond Portfolio
        Worldwide Emerging Markets Portfolio
        Worldwide Hard Assets Portfolio
        Worldwide Real Estate Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND
        Equity-Income Portfolio
        Growth Portfolio
        High Income Portfolio
        Overseas Portfolio

     -- VARIABLE INSURANCE PRODUCTS FUND II
        Asset Manager Portfolio
        Contrafund Portfolio
        Investment Grade Bond Portfolio

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GLOSSARY..............................    1
POLICY SUMMARY........................    4
  Premiums............................    4
  Investment Options..................    4
  Policy Account Value................    5
  Charges and Deductions..............    5
  Annual Portfolio Operating Expenses
     Table............................    7
  Surrenders and Partial
     Withdrawals......................    8
  Death Benefit.......................    9
  Transfers...........................   10
  Loans...............................   10
  Illustrations.......................   10
RISK SUMMARY..........................   11
THE COMPANY AND THE GUARANTEED
  ACCOUNT.............................   12
  Providentmutual Life and Annuity
     Company of America...............   12
  The Guaranteed Account..............   13
THE SEPARATE ACCOUNT AND THE
  PORTFOLIOS..........................   13
  The Separate Account................   13
  The Portfolios......................   14
THE POLICY............................   18
  Purchasing a Policy.................   18
  When Insurance Coverage Takes
     Effect...........................   18
  Canceling a Policy (Free Look
     Right)...........................   19
  Ownership Rights....................   19
PREMIUMS..............................   21
  Allocating Premiums.................   22
POLICY ACCOUNT VALUES.................   22
  Policy Account Value................   22
  Net Cash Surrender Value............   23
  Subaccount Value....................   23
  Unit Value..........................   23
  Guaranteed Account Value............   24
  Special Policy Account Value
     Credit...........................   24
CHARGES AND DEDUCTIONS................   24
  Premium Expense Charge..............   25
  Monthly Deduction...................   25
  Mortality and Expense Risk Charge...   27
  Surrender Charges and Additional
     Surrender Charges................   27
  Face Amount Increase Charge.........   30
  Partial Withdrawal Charge...........   30
  Transfer Charge.....................   30
  Portfolio Expenses..................   30
DEATH BENEFIT.........................   30
  Insurance Proceeds..................   30
  Death Benefit Options...............   31
  Changing Death Benefit Options......   32
  Changing the Face Amount............   32
  Settlement Options..................   34
  Accelerated Death Benefit...........   34
SURRENDERS AND PARTIAL WITHDRAWALS....   34
  Surrenders..........................   34
  Partial Withdrawals.................   35
TRANSFERS.............................   35
  Dollar Cost Averaging...............   36
  Automatic Asset Rebalancing.........   37
LOANS.................................   38
  Effect of Policy Loans..............   39
POLICY LAPSE AND REINSTATEMENT........   39
  Lapse...............................   39
  Reinstatement.......................   40
FEDERAL TAX CONSIDERATIONS............   40
  Tax Treatment of Policy Benefits....   41
OTHER POLICY INFORMATION..............   42
  Payment of Policy Benefits..........   42
  The Policy..........................   43
  Telephone Requests..................   43
  Our Right to Contest the Policy.....   44
  Split Dollar Arrangements...........   44
  Suicide Exclusion...................   44
  Misstatement of Age or Sex..........   44
  Modifying the Policy................   45
  Payments We Make....................   45
  Additional Transfer Rights..........   45
  Reports to Owners...................   46
  Records.............................   46
  Policy Termination..................   47
  Supplemental Benefits and Riders....   47
PERFORMANCE DATA......................   51
ADDITIONAL INFORMATION................   51
  Sale of the Policies................   51
  Potential Conflicts of Interest.....   51
  Changes to the Separate Account.....   52
  Standard & Poor's...................   52
  Policies Issued in Conjunction with
     Employee Benefit Plans...........   53
  Legal Developments Regarding Unisex
     Actuarial Tables.................   53
  Voting Portfolio Shares.............   53
  Legal Matters.......................   54
  Legal Proceedings...................   54
  Experts.............................   54
  Financial Statements................   54
  Additional Information about the
     Company..........................   54
  PLACA's Executive Officers and
     Directors........................   55
FINANCIAL STATEMENTS..................  F-1
APPENDIX A -- ILLUSTRATIONS...........  A-1

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ATTAINED AGE
The issue age of the insured plus the number of full policy years since the policy date.

BENEFICIARY
The person(s) you select to receive the insurance proceeds from the Policy.

CODE
The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR, PLACA)
Providentmutual Life and Annuity Company of America, Service Center: 300 Continental Drive Newark, Delaware 19713, Main Administrative Office: 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, telephone: (800) 688-5177.

FACE AMOUNT
The dollar amount of insurance selected by the owner. The face amount may be increased or decreased after issue, subject to certain conditions. The face amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.

FINAL POLICY DATE
The policy anniversary nearest the insured's attained age 100, at which time the Policy will end and you will be paid the policy account value less any indebtedness and any unpaid monthly deductions. Subject to state availability, you may elect to continue the Policy beyond the insured's attained age 100 under the Final Policy Date Extension rider.

FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the free look period varies by state.

FUND
An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain portfolios of the funds that are listed on the front page of this prospectus.

GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

GUARANTEED ACCOUNT
Part of our general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest.

GUIDELINE ANNUAL PREMIUM
The "guideline annual premium" as defined in regulations under the Investment Company Act of 1940, and used in connection with the calculation of surrender charges. It is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.

INDEBTEDNESS
The total amount of all outstanding policy loans, including both principal and interest due.

INITIAL FACE AMOUNT
The face amount on the policy issue date.

INSURANCE PROCEEDS
The amount we pay to the beneficiary when we receive due proof of the insured's death. We deduct any indebtedness and unpaid monthly deductions before making any payment.

INSURED
The person whose life is insured by the Policy.

ISSUE AGE
The insured's age on the insured's birthday nearest the policy date.

LAPSE
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN ACCOUNT
The account to which we transfer collateral for a policy loan from the Subaccounts and/or the Guaranteed Account.

MEC
A modified endowment contract, as defined under the Code.

MINIMUM GUARANTEE PREMIUM
The amount necessary to guarantee the Policy will not lapse during the first 5 policy years. It is equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the number of months since the policy date (including the current month) DIVIDED by 12.

MINIMUM INITIAL PREMIUM
An amount equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the policy account value on each policy processing day. The monthly deduction includes the cost of insurance charge, the monthly administrative charge, the initial administrative charge (during the first policy year), and charges for any riders.

NET CASH SURRENDER VALUE
The amount we pay when you surrender your Policy. It is equal to: (1) the policy account value as of the date of surrender; MINUS (2) any surrender charge or additional surrender charge; MINUS (3) any indebtedness.

NET PREMIUMS
Premiums less the premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as owner under the Policy.

POLICY ACCOUNT VALUE
The sum of your Policy's values in the Subaccounts, the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY
The same day and month as the policy date in each year following the first policy year.

POLICY DATE
The date set forth in the Policy that is used to determine policy anniversaries, policy processing days, and policy years. The policy date is generally the same as the policy issue date but, subject to state approval, may be another date agreed upon by us and the proposed insured. The policy date may not be more than 6 months prior to the policy issue date.

POLICY ISSUE DATE
The date on which the Policy is issued. It is used to measure suicide and contestable periods.

POLICY PROCESSING DAY
This is the same day as the policy date in each successive month. If there is no day in a calendar month that coincides with the policy date, or if that day falls on a day that is not a valuation day, then the policy processing day is the next valuation day. On each policy processing day, we determine Policy charges and deduct them from the policy account value.

POLICY YEAR
A year that starts on the policy date or on a policy anniversary.

PORTFOLIO
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS
The classification of the insured for cost of insurance purposes. The classes are: standard, standard with extra rating; nonsmoker; nonsmoker with extra rating; and preferred.

PREMIUMS
All payments you make under the Policy other than repayments of indebtedness.

RIDER
An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A rider that is added to the Policy becomes part of the Policy.

SEPARATE ACCOUNT
Providentmutual Variable Life Separate Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SUBACCOUNT
A subdivision of Providentmutual Variable Life Separate Account. We invest each Subaccount's assets exclusively in shares of one portfolio.

SURRENDER
To cancel the Policy by signed request from the owner and return of the Policy to us at our Service Center.

TARGET PREMIUM
An amount of premium payments, computed separately for each increment of face amount, used to compute surrender charges and additional surrender charges.

VALUATION DAY
Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, the Company is open whenever the New York Stock Exchange is open.

VALUATION PERIOD
The period beginning at the close of business on one valuation day (usually 4:00 p.m., Eastern time) and continuing to the close of business on the next valuation day.

WRITTEN NOTICE OR REQUEST
The written notice or request you must complete, sign, and send to us at our Service Center to request or exercise your rights as owner under the Policy. To be complete, each written notice or request must: (1) be in a form we accept;
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified; and (3) be received at our Service Center. You may obtain the necessary form by calling us at (800) 688-5177.

POLICY SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. THE GLOSSARY DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                    PREMIUMS

- You must pay the minimum initial premium before we deliver the Policy.

- After you pay the initial premium, you can pay subsequent premiums at any time (prior to the final policy date) and in any amount (but not less than $20). You select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. However, you may greatly increase your risk of lapse if you do not regularly pay premiums. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan.

- We will not accept any premiums after the final policy date.

- PAYING YOUR PLANNED PERIODIC PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make premium payments according to your payment plan, your Policy will lapse if the net cash surrender value is not enough to pay the monthly deduction and other charges.

- There will be a 61-day grace period before your Policy lapses. Your Policy will not lapse:

     -- during the first 5 policy years, if you pay premiums (less any indebtedness and partial withdrawals) in excess of the minimum guarantee premium;

     -- if you purchase a Guaranteed Minimum Death Benefit rider and meet certain conditions; or

     -- if you make a payment equal to 3 monthly deductions before the end of the grace period.

You may reinstate a lapsed Policy if you meet certain requirements.

- When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. A free look period also begins if you request an increase in face amount.

- We deduct a premium expense charge from each premium you pay. Generally, we allocate the resulting amount (the net premium) to the Subaccounts and the Guaranteed Account in accordance with your allocation instructions.

- Some states require us to refund all premiums (less any partial withdrawals and indebtedness) if you return your Policy during the free look period. In those states, for the first 15 days following the later of the policy issue date or the date we receive the minimum initial premium, we direct your premiums into the Money Market Subaccount. After the 15 days, we allocate that value to the Subaccounts you selected.

                               INVESTMENT OPTIONS

GUARANTEED ACCOUNT:

- You may place money in the Guaranteed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT:

- You may direct the money in your Policy to any of the Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR

DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

- Each Subaccount invests exclusively in one of the following portfolios:

-    THE MARKET STREET FUND, INC.
     ("MARKET STREET")
     All-Pro Large Cap Growth
          Portfolio
     All-Pro Large Cap Value Portfolio
     All-Pro Small Cap Growth
          Portfolio
     All-Pro Small Cap Value Portfolio
     Aggressive Growth Portfolio
     Bond Portfolio
     Equity 500 Index Portfolio
     Growth Portfolio
     International Portfolio
     Managed Portfolio
     Money Market Portfolio
-    THE ALGER AMERICAN FUND
     ("ALGER AMERICAN")
     Small Capitalization Portfolio
-    NEUBERGER BERMAN ADVISERS
     MANAGEMENT TRUST
     ("NEUBERGER BERMAN")
     Limited Maturity Bond Portfolio
     Partners Portfolio
-    VAN ECK WORLDWIDE INSURANCE TRUST
     ("VAN ECK")
     Worldwide Bond Portfolio
     Worldwide Emerging Markets
          Portfolio
     Worldwide Hard Assets Portfolio
     Worldwide Real Estate Portfolio
-    VARIABLE INSURANCE PRODUCTS FUND
     ("VIP")
     Equity-Income Portfolio
     Growth Portfolio
     High Income Portfolio
     Overseas Portfolio
-    VARIABLE INSURANCE PRODUCTS FUND
     II ("VIP II")
     Asset Manager Portfolio
     Contrafund Portfolio
     Investment Grade Bond Portfolio

                              POLICY ACCOUNT VALUE

- Policy account value is the sum of your amounts in the Subaccounts, the Guaranteed Account, and the Loan Account. Policy account value is the starting point for calculating important values under the Policy, such as the net cash surrender value and the death benefit.

- Policy account value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

                             CHARGES AND DEDUCTIONS

$ PREMIUM EXPENSE CHARGE: We deduct a premium expense charge from each premium and credit the remaining amount (the net premium) according to your allocation instructions. The premium expense charge consists of:

     1. Premium Tax Charge: for state and local premium taxes based on the rate for the insured's residence at the time the premium is paid.

     2. Percent of Premium Charge: equal to 1.5% of each premium payment. We may increase this charge to a maximum of 3% of each premium payment.

$ MONTHLY DEDUCTION: On the policy date and on each policy processing day thereafter, we deduct from the policy account value:

        -- the cost of insurance charge

        -- the $7.50 monthly administrative charge (we may increase this charge to a maximum of $12)

        -- the $5.00 initial administrative charge (only deducted on the first
           12 policy processing days)

        -- charges for any riders.

$ SURRENDER CHARGES AND ADDITIONAL SURRENDER CHARGES:

     -- Surrender Charge: During the first 12 policy years, we deduct a surrender charge if you surrender the Policy or it lapses. The surrender charge consists of:

          1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in face amount.

                                                      CHARGE PER $1,000
POLICY YEAR(S)                                         OF FACE AMOUNT
--------------                                     -----------------------
1-6...............................................          $4.90
7.................................................          $4.20
8.................................................          $3.50
9.................................................          $2.80
10................................................          $2.10
11................................................          $1.40
12................................................          $0.70
13+...............................................          $ -0-

        2. Deferred Sales Charge: this charge equals the lesser of A or B (less any deferred sales charge previously paid at the time of a prior decrease in face amount), where:

           a = 35% of all premiums paid to the date of surrender or lapse; or

           b = the following percentage of target premium:

                                                   % OF TARGET PREMIUM FOR
POLICY YEAR(S)                                     THE INITIAL FACE AMOUNT
--------------                                     -----------------------
1-6...............................................           70%
7.................................................           60%
8.................................................           50%
9.................................................           40%
10................................................           30%
11................................................           20%
12................................................           10%
13+...............................................            0%

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO NET CASH SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE FIRST 12 YEARS.

     -- Additional Surrender Charge: Within 12 years after the effective date of an increase in face amount, we deduct an additional surrender charge if you surrender the Policy or it lapses. The additional surrender charge consists of an additional deferred administrative charge and an additional deferred sales charge.

     -- Decrease in Face Amount. In the event of a decrease in face amount before the end of the 12th policy year or within 12 years after an increase in face amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

$ PARTIAL WITHDRAWAL CHARGES: For each partial withdrawal, we deduct a $25 fee from the remaining policy account value.

$ FACE AMOUNT INCREASE CHARGE: On the effective date of an increase in face amount, we deduct a charge of $60 plus $0.50 per $1,000 face amount increase (but not greater than $750) from the policy account value. We may increase this charge to a maximum of $60 plus $3.00 per $1,000 face amount increase.

$ MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge equal to an annual rate of 0.75% of the average daily net assets of the Separate Account. We may increase this charge to a maximum annual rate of 0.90%

$ TRANSFER CHARGE: We assess a $25 fee (from the amount transferred) for the 13th and each additional transfer among the Subaccounts or the Guaranteed Account in a policy year.

$ PORTFOLIO EXPENSES: The portfolios deduct management fees and other expenses from their assets. These fees and expenses (shown in the following table) vary
  by portfolio and currently range from      % to      % per year of the average
  portfolio assets.

  The following table shows the fees and expenses charged by the portfolios for the fiscal year ended December 31, 1999. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information.

  ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                                    TOTAL
                                                         MANAGEMENT     OTHER       ANNUAL
  PORTFOLIO                                                 FEES       EXPENSES    EXPENSES
  ---------                                              ----------    --------    --------
  MARKET STREET FUND, INC. (1)
    All-Pro Large Cap Growth Portfolio                           %           %            %
    All-Pro Large Cap Value Portfolio                            %           %            %
    All-Pro Small Cap Growth Portfolio                           %           %            %
    All-Pro Small Cap Value Portfolio                            %           %            %
    Aggressive Growth Portfolio                                  %           %            %
    Bond Portfolio                                               %           %            %
    Equity 500 Index Portfolio                                   %           %            %
    Growth Portfolio                                             %           %            %
    International Portfolio                                      %           %            %
    Managed Portfolio                                            %           %            %
    Money Market Portfolio                                       %           %            %
  THE ALGER AMERICAN FUND (1)                                    %           %            %
    Small Capitalization Portfolio                               %           %            %
  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (1)                 %           %            %
    Limited Maturity Bond Portfolio                              %           %            %
    Partners Portfolio                                           %           %            %
  VAN ECK WORLDWIDE INSURANCE TRUST (1)
    Worldwide Bond Portfolio                                     %           %            %
    Worldwide Emerging Markets Portfolio                         %           %            %
    Worldwide Hard Assets Portfolio                              %           %            %
    Worldwide Real Estate Portfolio                              %           %            %

                                                                                    TOTAL
                                                         MANAGEMENT     OTHER       ANNUAL
  PORTFOLIO                                                 FEES       EXPENSES    EXPENSES
  ---------                                              ----------    --------    --------
  VARIABLE INSURANCE PRODUCTS FUND (1)                           %           %            %
    Equity-Income Portfolio                                      %           %            %
    Growth Portfolio                                             %           %            %
    High Income Portfolio                                        %           %            %
    Overseas Portfolio                                           %           %            %
  VARIABLE INSURANCE PRODUCTS FUND II (1)                        %           %            %
    Asset Manager Portfolio                                      %           %            %
    Contrafund Portfolio                                         %           %            %
    Investment Grade Bond Portfolio                              %           %            %

  (1) For certain portfolios, certain expenses were reimbursed or fees waived during 1999. It is anticipated that expense reimbursement and fee waiver arrangements will continue for the current year. Absent the expense
      reimbursement, the 1999 Total Annual Expenses would have been      % for
      the Market Street Fund All-Pro Small Cap Value Portfolio,      % for the
      VIP Fund Equity-Income Portfolio,      % for the VIP Fund Growth
      Portfolio,      % for the VIP II Fund Overseas Portfolio,      % for the
      VIP II Fund Asset Manager Portfolio,      % for the VIP II Fund Index 500
      Portfolio,      % for the VIP II Fund Contrafund Portfolio,      % for the
      Van Eck Worldwide Hard Assets Portfolio,      % for the Van Eck Worldwide
      Emerging Markets Portfolio, and      % for the Van Eck Worldwide Real
      Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other portfolios and it is anticipated that these arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1999 for these portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.

  The fee and expense information regarding the portfolios was provided by those portfolios. The Alger American Fund, Neuberger Berman Advisers Management Trust, Van Eck Worldwide Insurance Trust, Variable Insurance Products Fund, and Variable Insurance Products Fund II are not affiliated with PLACA.

                       SURRENDERS AND PARTIAL WITHDRAWALS

 -- SURRENDER: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the net cash surrender value. A surrender may have tax consequences.

 -- PARTIAL WITHDRAWALS: After the first policy year, you may make a written request to withdraw part of the net cash surrender value, subject to the following rules. Partial withdrawals may have tax consequences.

  X You must request at least $1,500.

  X For each partial withdrawal, we deduct a $25 fee from the remaining policy account value.

  X If Death Benefit Option A is in effect, we will reduce the face amount by the amount of the partial withdrawal.

  X Unless you specify otherwise, we will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.

                                 DEATH BENEFIT

 -- INSURANCE PROCEEDS. We pay insurance proceeds to the beneficiary upon due proof of death of the insured. The insurance proceeds equal the death benefit and any additional insurance provided by rider less any indebtedness and unpaid monthly deductions.

 -- DEATH BENEFIT OPTION A AND OPTION B. You may choose between two death benefit options under the Policy. After the first policy year and at least 12 months after any increase in face amount, you may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option as of the insured's date of death.

  -- DEATH BENEFIT OPTION A is equal to the greater of:

      -- the face amount (which is the amount of insurance you select); OR

      -- the policy account value multiplied by the applicable percentage listed in the table below.

  -- DEATH BENEFIT OPTION B is equal to the greater of:

      -- the face amount PLUS the policy account value; or

      -- the policy account value multiplied by the applicable percentage listed in the table below.

ATTAINED AGE                   PERCENTAGE          ATTAINED AGE           PERCENTAGE
------------                   ----------          -------------          ----------
40 and under                      250%                  60                   130%
45                                215%                  65                   120%
50                                185%                  70                   115%
55                                150%             75 through 90             105%
                                                   95 through 99             100%

For attained ages not shown, the percentages will decrease by a ratable portion for each full year.

 -- ACCELERATED DEATH BENEFIT. Under the Accelerated Death Benefit rider, you may receive accelerated payment of part of your death benefit if the insured develops a terminal illness or is permanently confined to a nursing care facility.

                                   TRANSFERS

 --  You may make transfers among the Subaccounts and the Guaranteed Account.

 -- We charge $25 for the 13th and each additional transfer during a policy year.

 -- Transfers out of the Guaranteed Account may be made only within 30 days of a policy anniversary.

 -- The minimum amount you may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.

                                     LOANS

 -- You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is the net cash surrender value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

 -- We charge you a maximum annual interest rate of 6% ("charged interest rate") on your loan. Charged interest is due and payable at the end of each policy year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the policy year.

 -- We credit interest on amounts in the Loan Account ("earned interest rate") and we guarantee that the annual earned interest rate will not be lower than 4%. We currently credit an earned interest rate of 4% to amounts in the Loan Account until the 10th policy anniversary or attained age 60, whichever is later, and 5.75% annually thereafter.

 -- As collateral for the loan, we transfer an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next policy anniversary) from the Separate Account and Guaranteed Account to the Loan Account.

 -- You may repay all or part of your indebtedness at any time while the insured is alive and the Policy is in force.

 -- We deduct any indebtedness from the policy account value upon surrender, and from the insurance proceeds payable on the insured's death.

                                 ILLUSTRATIONS

The illustrations provided in Appendix A at the end of this prospectus illustrate death benefits, policy account values, and net cash surrender values. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than these illustrations. You should obtain a personalized illustration before purchasing a Policy.

RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following are some of the risks associated with the Policy.
--------------------------------------------------------------------------------

INVESTMENT RISK              If you invest your policy account value in one or
                             more Subaccounts, then you will be subject to the
                             risk that investment performance will be
                             unfavorable and that the policy account value will
                             decrease. You COULD lose everything you invest. If
                             you allocate net premiums to the Guaranteed
                             Account, then we credit your policy account value
                             (in the Guaranteed Account) with a declared rate of
                             interest, but you assume the risk that the rate may
                             decrease, although it will never be lower than a
                             guaranteed minimum annual effective rate of 4%.
--------------------------------------------------------------------------------

RISK OF LAPSE                If your net cash surrender value is not enough to
                             pay the monthly deduction and other charges, your
                             Policy may enter a 61-day grace period. We will
                             notify you that the Policy will lapse unless you
                             make a sufficient payment during the grace period.
                             Your Policy may also lapse if your indebtedness
                             reduces the net cash surrender value to zero. Your
                             Policy generally will not lapse: (1) during the
                             first 5 policy years, if you pay premiums (less any
                             indebtedness and partial withdrawals) in excess of
                             the minimum guarantee premium; (2) if you purchase
                             a Guaranteed Minimum Death Benefit rider and meet
                             certain conditions; or (3) if you make a payment
                             equal to 3 monthly deductions before the end of the
                             grace period. You may reinstate a lapsed Policy,
                             subject to certain conditions.
--------------------------------------------------------------------------------

TAX RISKS                    We anticipate that the Policy should generally be
                             deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of policy account value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

                             Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

                             See "Federal Tax Considerations." You should
                             consult a qualified tax adviser for assistance in all Policy-related tax matters.
--------------------------------------------------------------------------------

SURRENDER RISKS              The surrender charge under the Policy applies for
                             12 policy years after the policy date. An additional surrender charge will be applicable for 12 years from the date of any increase in the face amount. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

                             Even if you do not ask to surrender your Policy, surrender charges and additional surrender charges may play a role in determining whether your Policy will lapse, because surrender charges and additional surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," above.
--------------------------------------------------------------------------------

LOAN RISKS                   A policy loan, whether or not repaid, will affect
                             policy account value over time because we subtract the amount of the loan from the Subaccounts and/or
                             Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Guaranteed Account.

                             We reduce the amount we pay on the insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the net cash surrender value to zero.
--------------------------------------------------------------------------------

THE COMPANY AND THE GUARANTEED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA

We are a stock life insurance company. We were originally incorporated under Pennsylvania law in 1958 under the name Washington Square Life Insurance Company. Our name was changed to Providentmutual Life and Annuity Company of America in 1991, and we were redomiciled as a Delaware insurance company on October 28, 1992. We are subject to regulation by the Insurance Department of the State of Delaware, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the investment options under the Policy and under other variable life insurance policies we may issue. Our general account supports the Guaranteed Account option under the Policy.

We are a wholly owned subsidiary of Provident Mutual Life Insurance Company ("Provident Mutual"). On December 31, 1997, we entered into a support agreement with Provident Mutual whereby Provident Mutual agreed to maintain our total adjusted capital at the level of 200% of the "company action level" for risk-based capital at the end of each calendar quarter during the term of the agreement. Under the support agreement, Provident Mutual also agreed to maintain our cash or cash equivalents from time to time as may be necessary during the term of the agreement in an amount sufficient for the payment of benefits and other contractual claims pursuant to policies and other contracts issued by us. Other than this support agreement, Provident Mutual is under no obligation to invest money in us nor is it in any way a guarantor of our contractual obligations or obligations under the Policies.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, we may use the IMSA logo and language in advertisements.

THE GUARANTEED ACCOUNT

The Guaranteed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Guaranteed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account. We guarantee that the amounts allocated to the Guaranteed Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Guaranteed Account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Guaranteed Account will be credited with different current interest rates. For each amount allocated or transferred to the Guaranteed Account, we apply the current interest rate to the end of the calendar year. At the end of that calendar year, we reserve the right to declare a new current interest rate on this amount and accrued interest thereon (which may be a different rate than the rate that applies to new allocations to the Guaranteed Account on that date). We guarantee the rate declared on this amount and accrued interest thereon at the end of each calendar year for the following calendar year. You assume the risk that interest credited to amounts in the Guaranteed Account may not exceed the minimum 4% guaranteed rate.

We allocate amounts from the Guaranteed Account for partial withdrawals, transfers to the Subaccounts, or charges for the monthly deduction on a last in, first out (i.e., LIFO) basis for the purpose of crediting interest.

WE HAVE NOT REGISTERED THE GUARANTEED ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

We established Providentmutual Variable Life Separate Account as a separate
investment account under Delaware law on February   , 1995. We own the assets in
the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

     -- The Market Street Fund, Inc.

     -- The Alger American Fund

     -- Neuberger Berman Advisers Management Trust

     -- Van Eck Worldwide Insurance Trust

     -- Variable Insurance Products Fund

     -- Variable Insurance Products Fund II

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Separate Account assets are held separate from our other assets and are not part of our General Account. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

Where permitted by applicable law, we reserve the right to substitute new portfolios for any existing portfolios if shares of a portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Separate Account's purposes. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account. See "Additional Information -- Changes to the Separate Account."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

             PORTFOLIO           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER

ALL-PRO LARGE CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the investment adviser believes show potential for growth in future earnings. Investment adviser is Providentmutual

                             Investment Management Company; subadvisers are Cohen, Klingenstein & Marks, Inc. and Geewax, Terker & Co.

ALL-PRO LARGE CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The portfolio attempts to achieve this objective by investing primarily in undervalue equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the investment adviser believes offer above-average potential for growth in future earnings. Investment adviser is Providentmutual Investment Management
                             Company; subadvisers are Equinox Capital
                             Management, Inc., Harris Associates, Inc., and
                             Mellon Equity Associates.

ALL-PRO SMALL CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             The portfolio pursues its objective by investing primarily in equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the investment adviser believes show potential for growth in future earnings. Investment adviser is Providentmutual Investment Management
                             Company; subadvisers are Standish, Ayer & Wood and
                             Husic Capital Management.

ALL-PRO SMALL CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             The portfolio pursues this objective by investing primarily in undervalued equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the investment adviser believes offer above-average potential for growth in future earnings. Investment adviser is Providentmutual
                             Investment Management Company; subadvisers are
                             Reams Asset Management Company, LLC and Sterling
                             Capital Management Company.

AGGRESSIVE GROWTH PORTFOLIO  -- Seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies. Investment adviser is Sentinel Advisors Company.

BOND PORTFOLIO               -- Seeks to generate a high level of current income
                             consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities. Investment adviser is Sentinel
                             Advisors Company.

EQUITY 500 INDEX PORTFOLIO   -- Seeks to provide long-term capital appreciation
                             by investing primarily in common stocks included in the Standard & Poor's 500(R) Composite Stock Price
                             Index.* Investment adviser is Providentmutual
                             Investment Management Company; subadviser is State
                             Street Global Advisors.

GROWTH PORTFOLIO             -- Seeks intermediate and long-term growth of
                             capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term.
                             Current income is a secondary consideration.
                             Investment adviser is Sentinel Advisors Company.

---------------

* Standard & Poor's(R) , S&P(R), S&P 500(R), Standard & Poor's 500 and 500 are trademarks of The McGrawHill Companies, Inc. and have been licensed for use by PLACA and the Market Street Fund, Inc. Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Policy and the Equity 500 Index Portfolio. For more information regarding the S&P 500 Index, see "Additional
  Information -- Standard & Poor's."

INTERNATIONAL PORTFOLIO      -- Seeks long-term growth of capital principally
                             through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies. Investment adviser is
                             Providentmutual Investment Management Company;
                             subadviser is The Boston Company Asset Management,
                             Inc.

MANAGED PORTFOLIO            -- Seeks to realize as high a level of long-term
                             total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments, or a combination thereof.
                             Investment adviser is Sentinel Advisors Company.

MONEY MARKET PORTFOLIO       -- Seeks to provide maximum current income
                             consistent with capital preservation and liquidity by investing in high-quality money market instruments. Investment adviser is Sentinel
                             Advisors Company.

ALGER AMERICAN SMALL
CAPITALIZATION               -- Seeks long-term capital appreciation by focusing
                             on small, fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. Investment adviser is Fred Alger Management, Inc.

NEUBERGER BERMAN LIMITED
MATURITY PORTFOLIO           -- Seeks the highest current income consistent with
                             low risk to principal and liquidity and
                             secondarily, total return, through investment in short-to intermediate-term debt securities, primarily investment grade. Investment adviser is Neuberger Berman Management Incorporated.

NEUBERGER BERMAN PARTNER
PORTFOLIO                    -- Seeks capital growth through investment in
                             common stocks and other equity securities of medium- to large-capitalization established companies. Investment adviser is Neuberger Berman
                             Management Incorporated.

VAN ECK WORLDWIDE BOND
PORTFOLIO                    -- Seeks high total return through a flexible
                             policy of investing globally, primarily in debt securities. Investment adviser is Van Eck
                             Associates Corporation.

VAN ECK WORLDWIDE EMERGING
MARKETS PORTFOLIO            -- Seeks long-term capital appreciation by
                             investing primarily in equity securities in emerging markets around the world. Investment adviser is Van Eck Global Asset Management (Asia)
                             Limited.

VAN ECK WORLDWIDE HARD
ASSETS
PORTFOLIO                    -- Seeks long-term capital appreciation by
                             investing globally, primarily in "Hard Assets
                             Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production, or distribution of one or more of the following (together, "Hard Assets"):
                             (a) precious metals; (b) ferrous and non-ferrous metals; (c) gas, petroleum, petrochemicals, or other hydrocarbons; (d) forest products; (e) real estate; and (f) other basic non-agricultural commodities. Income is a secondary consideration.
                             Investment adviser is Van Eck Associates
                             Corporation.

VAN ECK WORLDWIDE REAL
ESTATE
PORTFOLIO                    -- Seeks to maximize total return by investing
                             primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. Investment adviser is Van Eck
                             Associates Corporation.

VIP EQUITY-INCOME PORTFOLIO  -- Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income portfolio considers the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index. Investment adviser is Fidelity Management & Research Company.

VIP GROWTH PORTFOLIO         -- Seeks to achieve capital appreciation. The VIP
                             Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. Investment adviser is Fidelity Management & Research Company.

VIP HIGH INCOME PORTFOLIO    -- Seeks to obtain a high level of current income
                             by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Investment adviser is Fidelity Management & Research Company.

VIP OVERSEAS PORTFOLIO       -- Seeks long term growth of capital primarily
                             through investments in foreign securities. The VIP
                             Overseas Portfolio provides a means for
                             diversification by participating in companies and economies outside of the United States. Investment adviser is Fidelity Management & Research Company;
                             subadvisers are Fidelity Management & Research
                             (U.K.) Inc., Fidelity Management & Research (Far
                             East) Inc., Fidelity International Investment
                             Advisors, and Fidelity International Investment
                             Advisors (U.K.) Limited.

VIP II ASSET MANAGER
PORTFOLIO                    -- Seeks to obtain high total return with reduced
                             risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity
                             Management & Research Company; subadvisers are
                             Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

VIP II CONTRAFUND PORTFOLIO  -- Seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public. Investment adviser is Fidelity Management & Research Company; subadvisers are Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.

VIP II INVESTMENT GRADE
BOND
PORTFOLIO                    -- Seeks high current income by investing in
                             investment-grade debt securities. Investment adviser is Fidelity Management & Research Company.

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under
Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing. See "Additional Information -- Potential Conflicts of Interest."

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

PLEASE READ THE PORTFOLIO PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application and an initial premium to us at our Service Center. You may also send the application and initial premium to us through any licensed life insurance agent who is appointed by PLACA and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Policy (as well as for other variable life policies), or a registered representative of a broker-dealer having a selling agreement with 1717, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers.

We determine the minimum face amount benefit for a Policy based on the insured's issue age when we issue the Policy. The minimum face amount is $50,000 for all premium classes except preferred, and $100,000 for the preferred premium class.

Generally, the Policy is available for insureds between issue ages 1-85. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

WHEN INSURANCE COVERAGE TAKES EFFECT

Full insurance coverage under the Policy will take effect only if the proposed insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum initial premium has been paid.

TEMPORARY INSURANCE COVERAGE. Before full insurance coverage takes effect, you may receive temporary insurance coverage, subject to our underwriting rules and Policy conditions, if:

     1. You answer "no" to the health questions in the temporary insurance agreement; and

     2.  You pay the minimum initial premium when the application is signed.

Temporary insurance coverage shall not exceed the lesser of:

     1.  The face amount applied for, including term insurance riders; or

     2.  $500,000.

If we do not approve your application, we will make a full refund of the minimum initial premium paid with the application.

If insurance does not take effect under these conditions, then no insurance shall take effect unless a Policy is delivered to and accepted by the applicant, and the minimum initial premium is paid before any change in the insurability of any proposed insured since the date of application.

Temporary life insurance coverage is void if the application contains any material misrepresentation. Benefits will also be denied if any proposed insured commits suicide.

Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:

     -- 5 days from the date we mail you notification of termination of coverage; or

     -- the date that full insurance coverage takes effect under the Policy; or

     -- the date a policy, other than the Policy applied for, is offered to you;
        or

     -- the 90th day from the date of the temporary agreement.

FULL INSURANCE COVERAGE. Once we determine that the insured meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your policy account value. This date is the policy issue date.

CANCELING A POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK. You may cancel a Policy during the free look period by providing written notice of cancellation and returning the Policy to us or to the agent who sold it. The free look period begins when you receive the Policy and generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law. If you decide to cancel the Policy during the free look period, we will treat the Policy as if we never issued it.

Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

     1. The policy account value as of the date we receive the returned Policy, plus

     2.  Any premium expense charges deducted from premiums paid, plus

     3.  Any monthly deductions charged against the policy account value, plus

     4. An amount reflecting other charges deducted (directly or indirectly) under the Policy.

The free look period may be longer in some states and, where state law requires, the refund will equal all payments you made (less any partial withdrawals and indebtedness).

FREE LOOK FOR INCREASE IN FACE AMOUNT. A free look period also begins if you request an increase in face amount. You may cancel an increase in face amount until the later of: (1) 10 days after you receive the new Policy Schedule pages reflecting the increase; or (2) 45 days after you signed the application for the increase. If you exercise this right, all monthly deductions attributable to the increase plus the face amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless you request a refund of this amount.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured or the owner is changed thereafter. If the owner is not the insured and dies before the insured, ownership of the Policy will pass to the owner's estate, unless a contingent owner has been designated. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The owner may exercise certain rights described below.

SELECTING AND CHANGING THE
BENEFICIARY                   --  You designate the beneficiary (the person to
                                  receive the insurance proceeds when the
                                  insured dies) in the application.

                              -- You may designate more than one beneficiary. If you designate more than one beneficiary, then each beneficiary that survives the insured shares equally in any insurance proceeds unless the beneficiary designation states otherwise.

                              -- If there is not a designated beneficiary surviving at the insured's death, we will pay the insurance proceeds in a lump sum to the insured's estate.

                              -- You can change the beneficiary by providing us with written notice while the insured is living.

                              -- The change is effective as of the date you complete and sign the written notice, regardless of whether the insured is living when we receive the notice.

                              -- We are not liable for any payment or other actions we take before we receive your written notice.

                              --  A beneficiary generally may not pledge,
                                  commute, or otherwise encumber or alienate
                                  payments under the Policy before they are due.
--------------------------------------------------------------------------------

CHANGING THE OWNER            --  You may change the owner by providing a
                                  written notice to us at any time while the insured is alive.

                              -- The change is effective as of the date you complete and sign the written notice, regardless of whether the insured is living when we receive the request.

                              -- We are not liable for any payment or other actions we take before we receive your written notice.

                              -- Changing the owner does not automatically change the beneficiary or the insured.

                              -- Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.
--------------------------------------------------------------------------------

ASSIGNING THE POLICY          --  You may assign Policy rights while the insured
                                  is alive by submitting written notice to us.

                              --  Your interests and the interests of any
                                  beneficiary or other person will be subject to any assignment.

                              -- You retain any ownership rights that are not assigned.

                              --  Assignments are subject to any policy loan.

                              --  We are not:

                                  & bound by any assignment unless we receive a
                                    written notice of the assignment;

                                  & responsible for the validity of any
                                    assignment or determining the extent of an assignee's interest; or

                                  & liable for any payment we make before we
                                    receive written notice of the assignment.

                              --  Assigning the Policy may have tax
                                  consequences. See "Federal Tax
                                  Considerations -- Tax Treatment of Policy
                                  Benefits."

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MINIMUM INITIAL PREMIUM. The minimum initial premium is due on or before the date the Policy is delivered. No insurance will take effect until the minimum initial premium is paid, and the health and other conditions of the insured described in the application must not have changed.

PREMIUM FLEXIBILITY. When you apply for a Policy, you will elect to pay premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). We will then send you a premium reminder notice as each payment becomes "due." However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay, and you can change the planned periodic premium schedule at any time. If you are submitting a premium payment pursuant to a premium reminder notice, the address for payment will be enclosed with the notice. You may also send your premium payments to our Service Center. If you have an outstanding policy loan, we will credit all payments you send to us as loan repayments unless you provide written notice for the payments to be applied as premium payments. You may also choose to have premium payments automatically deducted monthly from your bank account or other source under the automatic payment plan. Payment of the planned periodic premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not pay any premiums after the Policy's final policy date. You may not pay premiums less than $20, and we reserve the right to increase this minimum to an amount not exceeding $500 upon 90 days written notice to you. We have the right to limit or refund any premium or portion of a premium if:

     1. The premium would disqualify the Policy as a life insurance contract under the Code;

     2. The amount you pay is less than the minimum dollar amount allowed (currently $20); or

     3. The premium would increase the net amount at risk (unless you provide us with satisfactory evidence of insurability).

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the final policy date, or the date when either: (1) the insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your written notice requesting a surrender of the Policy.

MINIMUM GUARANTEE PREMIUM. The minimum guarantee premium is the monthly premium amount necessary to guarantee insurance coverage during the first 5 policy years. Your Policy's specification page will show a minimum guarantee premium amount for your Policy, which is based on the insured's issue age, sex, premium class, face amount, and riders. The minimum guarantee premium will increase if you increase the face amount or add supplemental benefits to your Policy. The minimum guarantee premium will decrease for any supplemental benefit you decrease or discontinue. The minimum guarantee premium will not decrease if you decrease the face amount. See "Death Benefit -- Changing the Face Amount."

PREMIUM LIMITATIONS. The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding these limits, we will accept only that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will notify you of available options with regard to the excess premium. If a satisfactory arrangement is not made, we will refund this excess to you. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the policy account value less any surrender charges or additional surrender charges) should still be excludable from gross income.

The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.

TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us in the application to allocate your net premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:

      -- Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

      -- We will allocate the net premium as of the date we receive it at our Service Center according to your current premium allocation instructions.

      -- You can change the allocation instructions for additional net premiums without charge by providing us with written notice. Any change in allocation instructions will be effective on the date we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Where state law requires us to refund all payments (less any partial withdrawals and indebtedness) in the event you cancel the Policy during the free look period, we will allocate to the Money Market Subaccount any premiums you request be allocated to Subaccount(s) which are received at our Service Center before the expiration of a 15-day period beginning on the later of: (1) the policy issue date; or (2) the date we receive the minimum initial premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the application. We invest all net premiums paid thereafter based on the allocation percentages then in effect.

POLICY ACCOUNT VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

POLICY ACCOUNT VALUE

The policy account value serves as the starting point for calculating values under a Policy.

POLICY ACCOUNT VALUE:         --  equals the sum of all values in the Guaranteed
                                  Account, the Loan Account, and in each
                                  Subaccount;
                              --  is determined first on the policy date and
                                  then on each valuation day; and
                              --  has no guaranteed minimum amount and may be
                                  more or less than premiums paid.

NET CASH SURRENDER VALUE

The net cash surrender value is the amount we pay to you when you surrender your Policy. We determine the net cash surrender value at the end of the valuation period when we receive your written surrender request.

NET CASH SURRENDER VALUE AT
THE
END OF ANY VALUATION DAY
EQUALS:                       --  the policy account value as of such date;
                                  MINUS
                              --  any surrender charge or additional surrender
                                  charge as of such date; MINUS
                              --  any outstanding indebtedness.

SUBACCOUNT VALUE

At the end of any valuation period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.

THE NUMBER OF UNITS IN ANY
SUBACCOUNT AT THE END OF
ANY
VALUATION DAY EQUALS:         --  the initial units purchased at the unit value
                                  on the policy issue date; PLUS
                              --  units purchased with additional net premiums;
                                  PLUS
                              --  units purchased with special policy account
                                  value credit (see "Policy Account
                                  Values -- Special Policy Account Value
                                  Credit"); PLUS
                              --  units purchased via transfers from another
                                  Subaccount, the Guaranteed Account, or the Loan Account; MINUS
                              --  units redeemed to pay for monthly deductions;
                                  MINUS
                              --  units redeemed to pay for partial withdrawals;
                                  MINUS
                              --  units redeemed as part of a transfer to
                                  another Subaccount, the Guaranteed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period.

UNIT VALUE

We determine a unit value for each Subaccount to reflect how investment performance affects the policy account value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY
SUBACCOUNT AT THE END OF
ANY
VALUATION DAY EQUALS:         --  the unit value of the Subaccount on the
                                  immediately preceding valuation day;
                                  MULTIPLIED BY
                              --  the net investment factor for that Subaccount
                                  on that valuation day.

THE NET INVESTMENT FACTOR:    --  measures the investment performance of a
                                  Subaccount from one valuation period to the next;
                              --  increases to reflect investment income and
                                  capital gains (realized and unrealized) for the shares of the underlying portfolio; and
                              --  decreases to reflect any capital losses
                                  (realized and unrealized) for the shares of the underlying portfolio, as well as the mortality and expense risk charge.

GUARANTEED ACCOUNT VALUE

On the policy issue date, the Guaranteed Account value is equal to the net premiums allocated to the Guaranteed Account, less the portion of the first monthly deduction taken from the Guaranteed Account.

THE GUARANTEED ACCOUNT
VALUE
AT THE END OF ANY VALUATION
DAY
IS EQUAL TO:                  --  the net premium(s) allocated to the Guaranteed
                                  Account; PLUS
                              --  any amounts transferred to the Guaranteed
                                  Account (including amounts transferred from the Loan Account); PLUS
                              --  interest credited to the Guaranteed Account;
                                  MINUS
                              --  amounts deducted to pay for monthly
                                  deductions; MINUS
                              --  amounts withdrawn from the Guaranteed Account;
                                  MINUS
                              --  amounts transferred from the Guaranteed
                                  Account to a Subaccount or to the Loan
                                  Account.

Interest will be credited to the Guaranteed Account on each policy processing day as follows:

     -- for amounts in the Guaranteed Account for the entire policy month -- interest will be credited from the beginning to the end of the policy month

     -- for amounts allocated to the Guaranteed Account during the prior policy month -- interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month

     -- for amounts transferred to the Guaranteed Account during the prior policy month -- interest will be credited from the date of the transfer to the end of the policy month

     -- for amounts deducted or withdrawn from the Guaranteed Account during the prior policy month - - interest will be credited from the beginning of the prior policy month to the date of deduction or withdrawal

SPECIAL POLICY ACCOUNT VALUE CREDIT

The special policy account value credit is an amount added to the policy account value in the Subaccounts on each policy processing day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the policy account value less the Loan Account value equals or exceeds $100,000.

SPECIAL POLICY ACCOUNT VALUE CREDIT   --  0.03% MULTIPLIED BY
IS EQUAL TO:                          --  the policy account value in the Subaccounts.

The special policy account value credit is intended to offset a portion of the mortality and expense risk charge.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:     --  the death benefit, cash, and loan benefits under the
                                      Policy
                                      --  investment options, including premium allocations
                                      --  administration of elective options
                                      --  the distribution of reports to owners
COSTS AND EXPENSES WE INCUR:          --  costs associated with processing and underwriting
                                      applications, and with issuing and administering the Policy
                                          (including any riders)
                                      --  overhead and other expenses for providing services and benefits
                                      --  sales and marketing expenses
                                      --  other costs of doing business, such as collecting
                                      premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local
                                          premium and other taxes and fees
RISK WE ASSUME:                       --  that the cost of insurance charges we may deduct are
                                      insufficient to meet our actual claims because insureds die sooner than we estimate
                                      --  that the costs of providing the services and benefits
                                      under the Policies exceed the charges we deduct

PREMIUM EXPENSE CHARGE

Prior to allocation of net premium, we deduct a premium expense charge from each premium to compensate us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your policy account value according to your allocation instructions. The premium expense charge consists of:

     1. Premium Tax Charge: for state and local premium taxes based on the rate for the insured's residence at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. No premium tax charge is deducted in jurisdictions that impose no premium tax.

     2. Percent of Premium Charge: equal to 1.5% of each premium payment to compensate us partially for Federal taxes and the cost of selling the Policy. We may increase this charge to a maximum of 3% of each premium payment.

MONTHLY DEDUCTION

We deduct a monthly deduction from the policy account value on the policy date and on each policy processing day to compensate us for administrative expenses and for the Policy's insurance coverage. We will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for monthly deductions you chose at the time of application, or as later changed by written notice. If we cannot make a monthly deduction on this basis, we will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned policy account value on the policy processing day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

If the policy date is set prior to the policy issue date, a monthly deduction will accrue on the policy date and on each policy processing day until the policy issue date. On the policy issue date, these accrued monthly deductions will be deducted from the policy account value. The maximum amount deducted on the policy issue date will equal the sum of 6 monthly deductions. We will then deduct a monthly deduction from the policy account value on each policy processing day thereafter as described above.

The monthly deduction has 4 components:

     -- the cost of insurance charge

     -- the monthly administrative charge

     -- the initial administrative charge (for the first 12 policy processing days)

     -- charges for any riders (as specified in the applicable rider(s))

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age, sex, premium class, policy year, and face amount) that would cause it to vary from Policy to Policy and from policy processing day to policy processing day.

COST OF      The cost of insurance charge is equal to:
INSURANCE    -- the monthly cost of insurance rate; MULTIPLIED BY
             -- the net amount at risk for your Policy on the policy
CHARGE            processing day.

         The net amount at risk is equal to:

              -- the death benefit on the policy processing day; MINUS
              -- the policy account value on the policy processing day.

We calculate the cost of insurance charge separately for the initial face amount and for any increase in face amount. If we approve an increase in your Policy's face amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the insured's circumstances at the time of the increase. If, however, the death benefit is the policy account value times the specified percentage, the rate for the premium class for the initial face amount will be used for the amount of the death benefit in excess of the total face amount.

The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit rider coverage amount and for any increase in rider coverage amount. Generally, the current cost of insurance rates for this rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk. See "Other Policy Information -- Supplemental Benefits and Riders."

Net Amount at Risk. We also calculate the net amount at risk separately for the initial face amount and for any increase in face amount. In determining the net amount at risk for each increment of face amount, the policy account value is first considered part of the initial face amount. If the policy account value exceeds the initial face amount, it is then considered as part of any increases in face amount in the order these increases took effect.

Cost of insurance rates. We base the cost of insurance rates on the insured's attained age, sex, premium class, number of full years the insurance has been in force, and the face amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the insured's attained age, sex, and premium class. For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the insured's attained age, premium class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same attained age, sex, premium class, and number of full years insurance has been in force.

Premium class. The premium class of the insured will affect the cost of insurance rates. We currently place insureds into standard classes and classes with extra ratings, which reflect higher mortality risks.

      -- In an otherwise identical Policy, an insured in the standard class will have a lower cost of insurance than an insured in a class with extra ratings.

      -- The standard premium class is divided into 3 categories: smoker, nonsmoker, and preferred.

       -- The preferred premium class is only available if the face amount equals or exceeds $100,000.

       -- Nonsmoking insureds will generally incur lower cost of insurance rates than insureds who are classified as smokers in the same premium class. The nonsmoker designation is not available for insureds under attained age 21, but shortly before an insured attains age 21, we will notify the insured about possible classification as a nonsmoker and will send the insured an application for change in premium class. If the insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

       -- Preferred insureds will generally incur lower cost of insurance rates than insureds who are classified as nonsmokers.

MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a $7.50 monthly administrative charge to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge may be increased but will not exceed $12 per month.

INITIAL ADMINISTRATIVE CHARGE. On the first 12 policy processing days, we deduct a $5.00 initial administrative charge for policy issue costs.

CHARGES FOR RIDERS. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Other Policy Information -- Supplemental Benefits and Riders."

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from each Subaccount (but not the Guaranteed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

This charge is equal to:

      --  the assets in each Subaccount, MULTIPLIED BY

      -- 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all policy years.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We may increase this charge to a maximum annual rate of 0.90%. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

In certain situations, a portion of the mortality and expense risk charge may be offset by the special policy account value credit. See "Policy Account
Value -- Special Policy Account Value Credit."

SURRENDER CHARGES AND ADDITIONAL SURRENDER CHARGES

Surrender charges and additional surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges and additional surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge.

SURRENDER CHARGE. If your Policy lapses or you fully surrender your Policy during the first 12 policy years, we deduct a surrender charge from your policy account value and pay the remaining amount (less any outstanding indebtedness) to you. The payment you receive is called the net cash surrender value. This surrender charge does not apply to partial withdrawals.

The surrender charge consists of:

     1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in face amount.

                                                              CHARGE PER $1,000
POLICY YEAR(S)                                                 OF FACE AMOUNT
--------------                                                -----------------
1-6.........................................................        $4.90
7...........................................................        $4.20
8...........................................................        $3.50
9...........................................................        $2.80
10..........................................................        $2.10
11..........................................................        $1.40
12..........................................................        $0.70
13+.........................................................        $ -0-

     2. Deferred Sales Charge: this charge equals the lesser of a or b (less any deferred sales charge previously paid at the time of a prior decrease in face amount), where:

        a = 35% of all premiums paid to the date of surrender or lapse; or

        b = the following percentage of target premium:

                                                                  % OF TARGET
                                                                PREMIUM FOR THE
POLICY YEAR(S)                                                INITIAL FACE AMOUNT
--------------                                                -------------------
1-6.........................................................           70%
7...........................................................           60%
8...........................................................           50%
9...........................................................           40%
10..........................................................           30%
11..........................................................           20%
12..........................................................           10%
13+.........................................................            0%

ADDITIONAL SURRENDER CHARGE. Within 12 years after the effective date of an increase in face amount, we deduct an additional surrender charge if you surrender the Policy or it lapses.

The additional surrender charge consists of:

     1. Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in face amount.

                                                              CHARGE PER $1,000
12-MONTH PERIOD BEGINNING WITH                                FOR EACH INCREASE
THE EFFECTIVE DATE OF EACH INCREASE                            IN FACE AMOUNT
-----------------------------------                           -----------------
1-6.........................................................        $4.90
7...........................................................        $4.20
8...........................................................        $3.50
9...........................................................        $2.80
10..........................................................        $2.10
11..........................................................        $1.40
12..........................................................        $0.70
13+.........................................................        $ -0-

     2. Additional Deferred Sales Charge: this charge equals the lesser of A or B (less any additional deferred sales charge for this increase previously paid at the time of a decrease in face amount), where:

        a = 35% of premiums allocated to the increase in face amount; or

        b = the following percentage of target premium:

                                                                             % OF TARGET PREMIUM
                                                                              FOR EACH INCREASE
NUMBER OF YEARS FOLLOWING THE EFFECTIVE DATE OF THE INCREASE IN FACE AMOUNT    IN FACE AMOUNT
---------------------------------------------------------------------------  -------------------
1-6................................................................                  70%
7..................................................................                  60%
8..................................................................                  50%
9..................................................................                  40%
10.................................................................                  30%
11.................................................................                  20%
12.................................................................                  10%
13+................................................................                   0%

DECREASE IN FACE AMOUNT. In the event of a decrease in face amount before the end of the 12th policy year or within 12 years after an increase in face amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

     -- If there have been no increases in face amount, we determine this portion by dividing the amount of the decrease by the current face amount and multiplying the result by the surrender charge and/or additional surrender charge.

     -- If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in face amount, we apply the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the initial face amount.

     -- Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the initial face amount.

     -- We will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the policy account value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.

     -- We will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned Policy account value.

The surrender charge, additional surrender charge, and target premium vary based on the insured's attained age, sex, premium class, and initial face amount. The maximum target premium for any insured is $54 per $1,000 of face amount. Your Policy's specifications page indicates the surrender charges, additional surrender charges, and target premium applicable to your Policy.

THE SURRENDER CHARGE AND ADDITIONAL SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR DECREASE IN FACE AMOUNT. Under some circumstances the level of surrender charges and additional surrender charges might result in no net cash surrender value available.

FACE AMOUNT INCREASE CHARGE

If you increase the face amount, we will deduct a charge of $60 plus $0.50 per $1,000 face amount increase (but not greater than $750) from the policy account value on the effective date of this increase. This charge will be deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for monthly deductions in effect at the time of the increase. We deduct this charge to compensate us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy. We may increase this charge to a maximum of $60 plus $3.00 per $1,000 face amount increase.

PARTIAL WITHDRAWAL CHARGE

After the first policy year, you may request a partial withdrawal from your policy account value. For each partial withdrawal, we will deduct a $25 fee from the remaining policy account value. This charge is to compensate us for administrative costs in generating the withdrawn payment and in making all calculations which may be required because of the partial withdrawal.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the Subaccounts or the Guaranteed Account each policy year with no additional charge.

      -- We deduct $25 for the 13th and each additional transfer made during a policy year to compensate us for the costs of processing these transfers.

      -- For purposes of assessing the transfer charge, we consider each telephone or written request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.

      --  We deduct the transfer charge from the amount being transferred.

      -- Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the summary of this prospectus.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INSURANCE PROCEEDS

As long as the Policy is in force, we will pay the insurance proceeds to the beneficiary once we receive satisfactory proof of the insured's death. We may require you to return the Policy. We will pay the insurance proceeds in a lump sum or under a settlement option. If the beneficiary dies before the insured, we will pay the insurance proceeds in a lump sum to the insured's estate. See "Death Benefit -- Settlement Options" and "Other Policy Information -- Payment of Policy Benefits."

INSURANCE PROCEEDS EQUAL:             -- the death benefit (described below); PLUS
                                      -- any additional insurance provided by rider; MINUS
                                      -- any unpaid monthly deductions; MINUS
                                      -- any outstanding indebtedness.

If all or part of the insurance proceeds are paid in one sum, we will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the insured's death to the date we make payment.

An increase in the face amount will increase the death benefit, and a decrease in the face amount will decrease the death benefit.

We may further adjust the amount of the insurance proceeds under certain circumstances. See "Other Policy Information -- Our Right to Contest the Policy," and "Other Policy Information -- Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: Option A and Option B. We calculate the amount available under each death benefit option as of the date of the insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's net cash surrender value. See "Policy Lapse and Reinstatement."

The Death Benefit                     --   the face amount; OR
under OPTION A is the greater of:     --   the policy account value (determined on the valuation day on or next following the date of the insured's death)
                                           multiplied by the applicable percentage listed in the table below.
The Death Benefit under OPTION B is   --   the face amount PLUS the policy account value (determined on
the greater of:                            the valuation day on or next following the date of the
                                           insured's death); OR
                                      --   the policy account value (determined on the valuation day on or next following the date of the insured's death)
                                           multiplied by the applicable percentage listed in the table below.

ATTAINED AGE  PERCENTAGE   ATTAINED AGE    PERCENTAGE
------------  ----------   ------------    ----------
40 and under     250%           60            130%
     45          215%           65            120%
     50          185%           70            115%
     55          150%      75 through 90      105%
                           95 through 99      100%

For attained ages not shown, the percentages will decrease by a ratable portion for each full year.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you are satisfied with the amount of the insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy account value, you should choose Option A.

The amount of the death benefit may vary with the policy account value.

     -- Under Option A, the death benefit will vary with the policy account value whenever the policy account value multiplied by the applicable percentage is greater than the face amount.

     -- Under Option B, the death benefit will always vary with the policy account value.

CHANGING DEATH BENEFIT OPTIONS

After the first policy year or 12 months after a face amount increase, you may change death benefit options without evidence of insurability and with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

     -- You must submit a written request for any change in death benefit options.

     -- We may require you to return your Policy to make a change.

     -- The effective date of the change in death benefit option will be the policy processing day on or following the date when we approve your request for a change.

If you change from OPTION A TO OPTION B:

     X We will first decrease the face amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial face amount) and then any applicable rider coverage amounts by the policy account value on the effective date of the change.

     X The death benefit will NOT change on the effective date of the change.

     X The net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the policy account value increases (unless the death benefit is based on the applicable percentage of policy account value).

     X If the face amount or applicable rider coverage amount would be reduced to less than the minimum face amount or minimum amount in which the Policy or applicable rider could be issued, then we will not allow the change in death benefit option.

If you change from OPTION B TO OPTION A:

     X The face amount will be increased by the policy account value on the effective date of the change.

     X The death benefit will NOT change on the effective date of the change.

     X Unless the death benefit is based on the applicable percentage of policy account value, if the policy account value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.

CHANGING THE FACE AMOUNT

You select the face amount when you apply for the Policy. After the first policy year, you may change the face amount subject to the conditions described below. We may require you to return your Policy to make a change. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the face amount may have tax consequences and you should consult a tax adviser before doing so.

     INCREASING THE FACE AMOUNT

         -- You may increase the face amount by submitting a written application and providing evidence of insurability satisfactory to us at our Service Center.

         -- On the effective date of an increase, and taking the increase into account, the net cash surrender value must be equal to the monthly deductions then due and the charge for the increase. If not, the increase will not occur until you pay sufficient additional premium to increase the net cash surrender value.

         -- An increase will be effective on the policy processing day on or next following the date we approve your application, provided we have received any premium necessary to make the change.

         --  We apply a face amount increase charge.

         --  The minimum increase is $25,000.

         -- You may not increase the face amount after the insured's attained age 75 or if the face amount was increased during the prior 12-month period.

         -- Increasing the face amount during the first 5 policy years or purchasing the Guaranteed Minimum Death Benefit rider will increase your minimum guarantee premium.

         -- Each increase in face amount will begin a 12-year period during which an additional surrender charges will apply if you surrender the Policy.

         -- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

         -- A different cost of insurance charge may apply to the increase in face amount, based on the insured's circumstances at the time of the increase.

We use a special method to allocate a portion of the existing policy account value to an increase in face amount and to allocate subsequent premium payments between the initial face amount and the increase. We allocate the policy account value according to the ratio between the guideline annual premium for the initial face amount and the guideline annual premium for the total face amount on the effective date of the increase (before any deductions are made). We allocate premium payments made on or after the effective date of the increase between the initial face amount and the increase using the same ratio as is used to allocate the policy account value. In the event that there is more than one increase in face amount, guideline annual premiums for each increment of face amount are used to allocate policy account values and subsequent premium payments among the various increments of face amounts.

     DECREASING THE FACE AMOUNT

         -- You must submit a written request to decrease the face amount, but you may not decrease the face amount below the minimum initial face amount. The decrease must be for at least $25,000.

         -- A decrease is not allowed for 12 months following an increase in face amount.

         -- Any decrease will be effective on the policy processing day on or next following the date we approve your request.

         -- Decreasing the face amount may result in a surrender charge and/or additional surrender charge, which will reduce policy account value.

         -- A decrease in face amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial face amount.

         -- We will not allow a decrease in face amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

         -- Decreasing the face amount will not affect the minimum guarantee premium, unless you have elected the Guaranteed Minimum Death Benefit rider.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a Separate Account. More detailed information concerning these settlement options is available on request from our Service Center. See "Other Policy Information -- Payment of Policy Benefits."

ACCELERATED DEATH BENEFIT

Under the Accelerated Death Benefit rider, you may receive an accelerated payment of part of the Policy's death benefit when one of the following two events occurs:

     1. TERMINAL ILLNESS. The insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; OR

     2. PERMANENT CONFINEMENT TO A NURSING CARE FACILITY. The insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. See "Other Policy
Information -- Supplemental Benefits and Riders."

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

You may request to surrender your Policy for its net cash surrender value as calculated at the end of the valuation day when we receive your request, subject to the following conditions:

      -- You must complete and sign our surrender form and send it to us at our Service Center. You may obtain the surrender form by calling us at
          (800) 688-5177.

      -- The insured must be alive and the Policy must be in force when you make your request, and the request must be made before the final policy date. We may require that you return the Policy.

      -- If you surrender your Policy during the first 12 policy years (or during the first 12 years after an increase in the face amount), you will incur a surrender charge. See "Charges and Deductions -- Surrender Charges and Additional Surrender Charges."

      -- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

      -- We will pay the net cash surrender value to you in a lump sum within 7 days after we receive your completed, signed surrender form unless you request other arrangements.

      --  A surrender may have tax consequences. See "Federal Tax
          Considerations -- Tax Treatment of Policy Benefits."

PARTIAL WITHDRAWALS

After the first policy year, you may make a written request to withdraw part of the net cash surrender value subject to the following conditions:

     -- You must request at least $1,500.

     -- For each partial withdrawal, we deduct a $25 fee from the remaining policy account value. See "Charges and Deductions -- Partial Withdrawal Charge."

     -- The insured must be alive and the Policy must be in force when you make your request, and this request must be made before the final policy date.

     -- You can specify the Subaccount(s) and Guaranteed Account from which to make the partial withdrawal. Otherwise, we will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro-rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned policy account value).

     -- You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below the minimum face amount.

     -- If Death Benefit Option A is in effect, we will reduce the face amount by the amount of the partial withdrawal (including the partial withdrawal fee). Any decrease in face amount due to a partial withdrawal will first reduce the most recent increase in face amount, then the next most recent increases in succession, and lastly, the initial face amount.

     -- If you purchased an Additional Insurance Benefit rider, partial withdrawals first decrease the Policy's face amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial face amount) and then the rider coverage amount.

     -- We will process the partial withdrawal at the unit values next determined after we receive your request.

     -- We generally will pay a partial withdrawal request within 7 days after the valuation day when we receive the request.

     -- A partial withdrawal can affect the face amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions -- Monthly Deduction")).

     -- If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, we will not allow the partial withdrawal.

     -- Partial withdrawals may have tax consequences. See "Federal Tax
        Considerations -- Tax Treatment of Policy Benefits."

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make transfers between and among the Subaccounts and the Guaranteed Account. We determine the amount you have available for transfers at the end of the valuation period when we receive your written request. The following features apply to transfers under the Policy:

     -- You must transfer at least $1,000, or the total value in the Subaccount or Guaranteed Account, if less.

     -- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a policy year. Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing the transfer charge. See "Transfers -- Dollar Cost Averaging," "Transfers -- Automatic Asset Rebalancing," and "Other Policy Information -- Additional Transfer Rights."

     -- We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.

     -- We process transfers based on unit values determined at the end of the valuation day when we receive your transfer request. The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern time), which coincides with the end of each valuation period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the New York Stock Exchange.

TRANSFERS FROM THE GUARANTEED ACCOUNT. You may make one transfer out of the Guaranteed Account within 30 days prior to or following each policy anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If we receive your written request for this transfer prior to the policy anniversary, the transfer will be made as of the policy anniversary. If this request is received after the policy anniversary, the transfer will be made as of the date we receive the written request.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that we receive by the beginning of the month. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the Guaranteed Account. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

Each month on the policy processing day, we will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

To participate in dollar cost averaging, you must elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):

DOLLAR COST AVERAGING PERIOD                           MINIMUM AMOUNT
----------------------------                           --------------
         6 months                                         $ 3,000
        12 months                                         $ 6,000
        18 months                                         $ 9,000
        24 months                                         $12,000
        30 months                                         $15,000
        36 months                                         $18,000

If you have elected dollar cost averaging, the program will start on the first policy processing day after the later of:

     1.  The policy date;

     2. The end of the 15-day period when premiums have been allocated to the Money Market Subaccount; or

     3. When the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.

DOLLAR COST AVERAGING WILL END IF:     -- we receive your written request to cancel your
                                       participation;
                                       -- the value in the chosen Subaccount is insufficient to
                                       make the transfer;
                                       -- the specified number of transfers has been completed; or
                                       -- the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' written notice to you. You cannot choose dollar cost averaging if you are participating in the automatic asset rebalancing program or if a policy loan is outstanding.

AUTOMATIC ASSET REBALANCING

We also offer an automatic asset rebalancing program under which we will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy account value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the policy account value in the Subaccounts at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer policy account value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The automatic asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses. Policy account value in the Guaranteed Account is not available for this program.

TO PARTICIPATE IN THE AUTOMATIC ASSET  -- you must elect this feature in the application or after
REBALANCING PROGRAM:                   issue by submitting an automatic asset rebalancing request form to our Service Center; and
                                       -- you must have a minimum policy account value of $1,000.

There is no additional charge for the automatic asset rebalancing program. Any reallocation which occurs under the automatic asset rebalancing program will NOT be counted towards the 12 "free" transfers allowed during each policy year. You can end this program at any time.

AUTOMATIC ASSET REBALANCING WILL END   -- the total value in the Subaccounts is less than $1,000;
IF:                                    or
                                       -- we receive your written request to terminate the program.

We may modify, suspend, or discontinue the automatic asset rebalancing program at any time. You cannot choose automatic asset rebalancing if you are participating in the dollar cost averaging program.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

While the Policy is in force, you may submit a written request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS:

      --   The MINIMUM LOAN you may take is $500.

      -- The MAXIMUM LOAN you may take is the net cash surrender value on the date of the loan.

      -- To secure the loan, we transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the earned interest rate and the charged interest rate to the next policy anniversary). You may request that we transfer this amount from specific Subaccounts, but may not request that we transfer this amount from the Guaranteed Account. However, if you do not specify any specific Subaccounts, we will transfer the loan from the Subaccounts and the Guaranteed Account on a pro-rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned policy account value.

      -- We charge you 6% interest per year (charged interest rate) on your loan. Interest is due and payable at the end of each policy year. Unpaid interest becomes part of the outstanding loan and accrues interest. Unpaid interest is allocated based on your written instructions. If there are no such instructions or the policy account value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned policy account value.

      -- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (earned interest rate). We may credit the Loan Account with an interest rate different than the rate credited to net premiums allocated to the Guaranteed Account. We currently credit 4% to amounts in the Loan Account until the 10th policy anniversary or attained age 60, whichever is later, and 5.75% annually thereafter. The tax consequences associated with loans taken from or secured by a Policy that is not a MEC are unclear when the interest earned on the loan is increased to 5.75%.

      -- We transfer earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. We also recalculate collateral under these situations. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.

      -- You may repay all or part of your indebtedness at any time while the insured is alive and the Policy is in force. Upon each loan repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which we originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. We will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.

      -- While your loan is outstanding, we will credit all payments you send to us as loan repayments unless you provide written notice for the payments to be applied as premium payments.

      -- We deduct any indebtedness from the policy account value upon surrender, and from the insurance proceeds payable on the insured's death.

      -- If your indebtedness causes the net cash surrender value on a policy processing day to be less than the monthly deduction due, your Policy will enter a grace period. See "Policy Lapse and Reinstatement."

      -- We normally pay the amount of the loan within 7 days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See "Other Policy Information -- Payments We Make."

EFFECT OF POLICY LOANS

A loan, whether or not repaid, affects the Policy, the policy account value, the net cash surrender value, and the death benefit. The insurance proceeds and net cash surrender value include reductions for the amount of any indebtedness. Repaying a loan causes the death benefit and net cash surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the policy account value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Separate Account.

Accordingly, the effect on the policy account value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. See "Policy Lapse and Reinstatement." In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The owner of such a Policy should seek competent advice before requesting a policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the net cash surrender value is not enough to pay the monthly deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the net cash surrender value to zero.

Your Policy will NOT lapse:

     1. During the first 5 policy years, if you pay premiums (less any indebtedness and partial withdrawals) in excess of the minimum guarantee premium;

     2. If you purchase a Guaranteed Minimum Death Benefit rider and meet certain conditions (see "Other Policy Information -- Supplemental Benefits and Riders"); or

     3. If you make a payment equal to 3 monthly deductions before the end of the grace period.

If your Policy enters a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of 3 monthly deductions is required and will also indicate the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If the insured dies during the grace period, we will pay the insurance proceeds.

REINSTATEMENT

Unless you have surrendered your Policy, you may reinstate a lapsed Policy at any time while the insured is alive and within 3 years after the end of the grace period (and prior to the final policy date) by submitting all of the following items to us at our Service Center:

     1.  A written notice requesting reinstatement;

     2.  Evidence of insurability we deem satisfactory; and

     3. Payment of sufficient premium to keep the Policy in force for at least 3 months.

The effective date of reinstatement will be the first policy processing day on or next following the date we approve your application for reinstatement. The reinstated Policy will have the same policy date as it had prior to the lapse. Upon reinstatement, the policy account value will be based upon the premium paid to reinstate the Policy.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of these requirements to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and policy account values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the policy account value until there is a distribution. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first 7 policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      -- All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned policy account value immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions.

      -- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

      -- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

If a Policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTORS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of amounts in the Loan Account after the later of the 10th policy anniversary or attained age 60 under a Policy that is not a MEC. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy owner or beneficiary. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 100.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENT OF POLICY BENEFITS

BENEFIT PAYABLE ON FINAL POLICY DATE. If the insured is living on the final policy date (at insured's attained age 100), we will pay you the policy account value less any indebtedness and any unpaid monthly deductions. Insurance coverage under the Policy will then end. Payment will generally be made within 7 days of the final policy date. You may elect to continue the Policy beyond insured's attained age 100 under the Final Policy Date Extension rider.

INSURANCE PROCEEDS. Insurance proceeds will ordinarily be paid to the beneficiary within 7 days after we receive proof of the insured's death and all other requirements are satisfied, including receipt by us at our Service Center of all required documents. Generally, we determine the amount of a payment from the Separate Account as of the date of death. We pay insurance proceeds in a single sum unless you have selected an alternative settlement option. If insurance proceeds are paid in a single sum, we pay interest at an annual rate of 3% (unless we declare a higher rate) on the insurance proceeds from the date of death until payment is made.

SETTLEMENT OPTIONS. In lieu of a single sum payment on death, surrender, or maturity, you may elect one of the following settlement options. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied.

     -- Proceeds at Interest Option. Proceeds are left on deposit to accumulate with us with interest payable at 12, 6, 3, or 1 month intervals.

     -- Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or l month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.

     -- Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3 month intervals. Payments may be increased by additional interest which would increase the installments certain.

     -- Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.

     -- Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.

A guaranteed interest rate of 3% per year applies to all settlement options. We may declare additional rates of interest in our sole discretion. See "Death Benefit -- Insurance Proceeds" and the Policy for more details.

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

TELEPHONE REQUESTS

We may accept telephone instructions from you or an authorized third party regarding transfers, dollar cost averaging, automatic asset rebalancing, loans, and exercise of the special transfer right, subject to the following conditions:

     -- You must complete and sign our telephone request form and send it to us.
        You also may authorize us in the application or by written notice to act upon transfer instructions given by telephone.

     -- You may designate in the telephone request form a third party to act on your behalf in making telephone requests.

     -- We will employ reasonable procedures to confirm that telephone instructions are genuine.

     -- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     -- These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

     -- We reserve the right to suspend telephone instructions at any time for any class of policies for any reason.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or the insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the insured's lifetime for 2 years, except for nonpayment of the minimum initial premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the insured's lifetime for 2 years.

SPLIT DOLLAR ARRANGEMENTS

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net cash surrender value or insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our Service Center. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within 2 years of the policy issue date, the Policy will terminate and our liability will be limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals previously paid.

If the insured commits suicide, while sane or insane, within 2 years from the effective date of any change which increases the death benefit, the Policy will terminate and our liability with respect to the amount of increase will be limited to the sum of the monthly deductions for the cost of insurance attributable to the increase and the expense charge for the increase in face amount previously deducted from policy account value.

Certain states may require suicide exclusion provisions that differ from those stated here.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex was stated incorrectly in the application, we will adjust the death benefit and any benefits provided by riders to the amount that would have been payable at the correct age and sex based on the most recent monthly deduction. No adjustment will be made to the policy account value.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     -- to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

     -- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

     -- to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PAYMENTS WE MAKE

We usually pay the amounts of any surrender, partial withdrawal, insurance proceeds, loan, or settlement options within 7 days after we receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, we can postpone these payments if:

     -- the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; OR

     -- the Securities and Exchange Commission permits, by an order, the postponement of any payment for the protection of owners; OR

     -- the Securities and Exchange Commission determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Guaranteed Account for up to 6 months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to our Service Center, we have the right to defer payment of surrenders, partial withdrawals, insurance proceeds, or payments under a settlement option until the check or draft has been honored.

ADDITIONAL TRANSFER RIGHTS

SPECIAL TRANSFER RIGHT

At any one time during the first 2 years following the policy issue date, you may submit written notice requesting a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future net premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count toward the 12 "free" transfers permitted each policy year.

CONVERSION PRIVILEGE FOR INCREASE IN FACE AMOUNT

At any one time during the first 2 years following an increase in the Policy's face amount, you may exchange the amount of the increase for a fixed benefit permanent life insurance policy without evidence of insurability. Such an exchange may have tax consequences. Premiums under this new policy will be based on our rates in effect for the same sex, attained age, and premium class of the insured on the effective date of the increase in the face amount. The new policy will have the same face amount and policy issue date as the amount and effective date of the increase. We will refund the expense charge for the increase and the monthly deductions for the increase made on each policy processing day between the effective date of the increase to the date of conversion. We will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count toward the 12 "free" transfers permitted each policy year.

CHANGE IN SUBACCOUNT INVESTMENT POLICY

If the investment policy of a Subaccount is materially changed, you may transfer the portion of the policy account value in that Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having the transfer count toward the 12 transfers permitted without charge during a Policy Year.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

     X the current policy account value, Guaranteed Account value, Subaccount values, and Loan Account value

     X the current net cash surrender value

     X the current death benefit

     X the current amount of any indebtedness

     X any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

     X any other information required by law

We currently send these reports quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

RECORDS

We will maintain all records relating to the Separate Account and the Guaranteed Account at our Service Center.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

     -- the final policy date;

     -- the end of the grace period without a sufficient payment;

     -- the date the insured dies; or

     -- the date you surrender the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

ACCELERATED DEATH BENEFIT RIDER

If your state of residence has approved the Accelerated Death Benefit rider (the "ADB rider") and we have received satisfactory additional evidence of insurability, you may choose to add it to your Policy at issue. The terms of the ADB rider may vary from state-to-state.

Generally, the ADB rider allows you to receive an accelerated payment of part of the Policy's death benefit when one of the following two events occurs:

     1. TERMINAL ILLNESS. The insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; OR

     2. PERMANENT CONFINEMENT TO A NURSING CARE FACILITY. The insured has been confined to a nursing care facility (as defined in the ADB rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this rider. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount.

TAX CONSEQUENCES OF THE ADB RIDER. The federal income tax consequences associated with adding the ADB rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ADB rider to your Policy or requesting an accelerated death benefit.

AMOUNT OF THE ACCELERATED DEATH BENEFIT. The ADB rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit (as defined below) less 25% of any indebtedness. The ADB rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to you by us and our affiliates to $250,000. We may increase this $250,000 maximum to reflect inflation.

ELIGIBLE DEATH BENEFIT MEANS:         the insurance proceeds payable under the Policy if the
                                      insured died at the time we approve a claim for an
                                      accelerated death benefit, MINUS
                                      1.  Any premium refund payable at death if the insured died at that time; and
                                      2.  Any insurance payable under the terms of any other
                                          rider.

You may submit written notice to request only one accelerated death benefit payment (except to pay premiums and policy loan interest). There are no restrictions on your use of the benefit. You may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the insured dies before all of the payments have been made, the present value (at the time of the insured's death) of the remaining payments and the remaining insurance proceeds at death under the Policy will be paid to the beneficiary in a lump sum.

CONDITIONS FOR RECEIPT OF THE ACCELERATED DEATH BENEFIT. To receive an accelerated death benefit payment, the Policy must be in force and you must submit written notice, "due proof of eligibility," and a completed claim form to us. Due proof of eligibility means a written certification (described more fully in the ADB rider) in a form acceptable to us from a treating physician (as defined in the ADB rider) stating that the insured has a terminal illness or is expected to be permanently confined to a nursing care facility.

We may request additional medical information from the insured's physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

     1.  The Policy is assigned in whole or in part;

     2. If the terminal illness or permanent confinement to a nursing care facility is the result of intentionally self-inflicted injury; or

     3. If you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

OPERATION OF THE ADB RIDER. The ADB rider provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy. See "Loans."

To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to you and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Under the ADB rider, interest will accrue daily, at a rate determined as described in the ADB rider, on the amount of this lien, and upon the death of the insured the amount of the lien and accrued interest thereon will be subtracted from the amount of insurance proceeds payable at death.

EFFECT ON EXISTING POLICY. The insurance proceeds otherwise payable at the time of an insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If you make a request for a surrender, a policy loan, or a partial withdrawal, the net cash surrender value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the net cash surrender value and the Loan Account value being reduced to zero.

Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, periodic planned premiums and policy loan interest will be paid in this manner automatically.

In addition to a lapse under the applicable provisions of the Policy, the Policy will also terminate on any policy anniversary when the death benefit lien exceeds the insurance proceeds at death.

TERMINATION OF THE ADB RIDER.  The ADB rider will terminate on the earliest of:
(1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary when the insurance proceeds payable at death on such policy anniversary is less than or equal to zero.

ADDITIONAL INSURANCE BENEFIT RIDER

The Additional Insurance Benefit rider ("AIB rider") provides an additional death benefit payable on the death of the insured without increasing the Policy's face amount. The AIB rider may not be available in all states.

The additional death benefit under the AIB rider is:

     a. the face amount plus the rider coverage amount less the Policy's death benefit (if Death Benefit Option A is in effect); or

     b. the face amount plus the rider coverage amount plus the policy account value less the death benefit (if Death Benefit Option B is in effect).

Please note the following about the AIB rider:

     -- The AIB rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The AIB rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary nearest the insured's attained age 100.

     -- The AIB rider has a cost of insurance charge that is deducted from the policy account value as part of the monthly deduction.

     -- If you change from Death Benefit Option A to Death Benefit Option B, we will first decrease the Policy's face amount and then the rider coverage amount by the policy account value. See "Death Benefit -- Changing Death Benefit Options."

     -- If Death Benefit Option A is in effect and you make a partial withdrawal, we will first decrease the Policy's face amount and then the rider coverage amount by the amount withdrawn (including the partial withdrawal fee). See "Surrenders and Partial Withdrawals -- Partial Withdrawals."

     -- The AIB rider has no cash or loan value.

     -- The AIB rider has no surrender charge, additional surrender charge, or premium expense charge.

        -- Since there is no surrender charge for decreasing the rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the face amount of the Policy (if the face amount decrease would be subject to a surrender charge). But, continuing coverage on such an increment of Policy face amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the rider. You should consult your agent before buying an AIB rider, and before deciding whether to decrease Policy face amount or AIB rider coverage amount.

     -- After the first policy year and subject to certain conditions, you may increase or decrease the rider coverage amount separately from the Policy's face amount (and the Policy's face amount may be increased or decreased without affecting the rider coverage amount).

     -- To comply with the maximum premium limitations under the Code, insurance coverage provided by an AIB rider is treated as part of the Policy's face amount (for discussion of the tax status of the Policy, see "Federal Tax Considerations").

OTHER RIDERS

In addition to the Accelerated Death Benefit rider and Additional Insurance Benefit rider, the following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any monthly charges for these riders from policy account value as part of the monthly deduction. These riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. Your agent can help you determine whether certain of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

     -- CHANGE OF INSURED: This rider permits you to change the insured, subject to certain conditions and evidence of insurability. The Policy's face amount will remain the same, and the monthly deduction for the cost of insurance and any other benefits provided by rider will be adjusted for the attained age and premium class of the new insured as of the effective date of the change. As the change of an insured is generally a taxable event, you should consult a tax advisor before making such a change.

     -- CHILDREN'S TERM INSURANCE: This rider provides level term insurance on each of the insured's dependent children, until the earliest of: (1) the first policy processing day after our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy;

        (3) the child's 25th birthday; or (4) the policy anniversary nearest the insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The face amount of the new policy may be up to 5 times the amount of the term insurance in force on the expiration date. The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this rider will have the same amount of insurance. This rider must be selected at the time of application for the Policy or upon an increase in face amount.

     -- CONVERTIBLE TERM LIFE INSURANCE: This rider provides term insurance on an additional insured ("other insured"). This rider will terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; (3) the policy anniversary nearest the other insured's attained age 100; or (4) exercise of the Policy Split Option Rider (if applicable). If the Policy is extended by the Final Policy Date Extension rider, this rider will terminate on the original final policy date. This rider and the Guaranteed Minimum Death Benefit rider may not be issued on the same Policy.

     -- DISABILITY WAIVER BENEFIT: This rider provides that in the event of the insured's total disability (as defined in the rider), which begins while the rider is in effect and which continues for at least 6 'months, we will apply a premium payment to the Policy on each policy processing day during the first 5 policy years while the insured is totally disabled (the amount of the payment will be based on the minimum annual premium). We will also waive all monthly deductions due after the commencement of and during the continuance of the total disability after the first 5 policy years. This rider terminates on the earliest of: (1) the first policy processing day after our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) the policy anniversary nearest the insured's attained age 60 (except for benefits for a disability which began before that policy anniversary).

     -- DISABILITY WAIVER OF PREMIUM BENEFIT: This rider provides that, in the event of the insured's total disability before attained age 60 and continuing for at least 180 days, we will apply a premium payment to the Policy on each policy processing day prior to insured's attained age 65 and while the insured remains totally disabled. At the time of application, a monthly benefit amount is selected by you. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of insured's total disability, the amount of the premium payment applied on each policy processing day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its policy date. You cannot elect this rider and another disability waiver benefit rider with the same Policy.

     -- FINAL POLICY DATE EXTENSION:  This rider extends the final policy date
        20 years past the original final policy date. This benefit may be added only on or after the anniversary nearest the insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original final policy date will be the policy account value. All other riders in effect on the original final policy date will terminate on the original final policy date. Adding this benefit and/or continuing the Policy beyond the insured's attained age 100 may have tax consequences and you should consult a tax adviser before doing so.

     -- GUARANTEED MINIMUM DEATH BENEFIT: This rider provides a guarantee that, if the net cash surrender value is not sufficient to cover the monthly deductions, and the minimum guarantee premium has been paid, the Policy will not lapse prior to the end of the death benefit guarantee period (as defined in the rider). If this rider is added, the monthly deduction will be increased by $0.01 per every $1,000 of face amount in force under the Policy. The rider and the additional monthly deduction terminate on the earliest of: (1) our receipt of your written notice requesting termination of the rider; (2) surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This rider and the Convertible Term Life Insurance rider may not be issued on the same Policy.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, policy account value, and net cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, policy account value, and net cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of 1717, or registered representatives of a broker-dealer having a selling agreement with 1717, or registered representatives of a broker-dealer having a selling agreement with these broker-dealers. 1717 is located at Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. 1717 was organized under the laws of Pennsylvania on January 22, 1969 as an indirect wholly owned subsidiary of Provident Mutual. 1717 retains no compensation as principal underwriter of the Policies. We decide the insurance underwriting, the determination of premium class, and whether to accept or reject an application. 1717 also may reject an application if the Policy applied for is unsuitable.

During the first policy year, the maximum sales commission payable to our agents or other registered representatives will be approximately 91% of premiums paid up to a specified amount, and 2% of premiums paid in excess of that amount. During policy years 2 through 10, the maximum sales commission will not be more than 2% of premiums paid, and after policy year 10, the maximum sales commission will be 0% of premiums paid. Further, for each premium received within 10 years following an increase in face amount, a commission on that premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. Expense allowances and bonuses may also be paid, and agents may receive annual renewal compensation of up to 0.25% of the unloaned policy account value. Agents may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first policy year.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account, including, among others, the right to:

     1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

     2. Transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;

     3. Combine the Separate Account with other separate accounts, and/or create new separate accounts;

     4. Deregister the Separate Account under the Investment Company Act of 1940, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law; and

     5.  Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

STANDARD & POOR'S

Standard & Poor's(R), S&P 500(R), Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PLACA and the Market Street Fund, Inc. ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to PLACA and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to PLACA, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of PLACA, Market Street, or the owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PLACA, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and premium class. See "Charges and Deductions -- Monthly Deduction." Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds. See "Death Benefit -- Settlement Options."

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of policy account value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to owners advising you of the action and the reasons we took this action.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. James G. Potter, Jr., General Counsel of Provident Mutual and the Legal Officer of PLACA, has provided advice on certain matters relating to the laws of Delaware regarding the Policies and our issuance of the Policies.

LEGAL PROCEEDINGS

Provident Mutual and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Provident Mutual and PLACA believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

EXPERTS

The Financial Statements have been included in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of Provident Mutual, as stated in his opinion filed as an exhibit to the Registration Statement.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account appear at the end of this prospectus. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company and a wholly owned subsidiary of Provident Mutual, which was chartered by the Commonwealth of Pennsylvania in 1865. We are subject to regulation by the Insurance Department of the State of Delaware, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 49 states and the District of Columbia. Our Service Center is located at 300 Continental Drive, Newark, Delaware 19713.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

PLACA'S EXECUTIVE OFFICERS AND DIRECTORS

We are governed by a board of directors. The following tables set forth the name, address, and principal occupation during the past 5 years of each of our executive officers and directors. Each person is located at Provident Mutual Life Insurance Company, 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                    POSITION WITH PLACA          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----                    -------------------          ----------------------------------------
Robert W. Kloss        Director and President    1996 to present -- President and Chief Executive
                                                 Officer of Provident Mutual; 1994 to
                                                 1996 -- President and Chief Operating Officer of
                                                 Provident Mutual; 1986 to 1994 -- Chief
                                                 Executive Officer of Covenant Life Insurance
                                                 Company
James G. Potter, Jr    Director, Secretary       12/97 to present -- Executive Vice President,
                       and Legal Officer         General Counsel & Secretary of Provident Mutual
                                                 Life Insurance Company; 6/89 to 11/97 -- Chief
                                                 Legal Officer of Prudential Banks

James D. Kestner       Director                  1994 to present -- Vice President of Provident
                                                 Mutual Life Insurance Company
Sarah C. Lange         Director                  1983 to present -- Vice President of Provident
                                                 Mutual Life Insurance Company

Alan F. Hinkle         Director                  1996 to present -- Executive Vice President and
                                                 Chief Actuary of Provident Mutual; 1974 to
                                                 1996 -- Vice President and Individual Actuary of
                                                 Provident Mutual

Joan C. Tucker         Director                  1996 to present -- Executive Vice President,
                                                 Insurance Operations at Provident Mutual;
                                                 1996 -- Senior Vice President, Insurance
                                                 Operations of Provident Mutual; 1993 to
                                                 1996 -- Vice President Individual Insurance
                                                 Operations at Provident Mutual

Mary Lynn Finelli      Director                  1996 to present -- Executive Vice President and
                                                 Chief Financial Officer of Provident Mutual;
                                                 1986 to 1996 -- Vice President and Controller of
                                                 Provident Mutual

Mehran Assadi          Director                  1998 to present -- Executive Vice President of
                                                 Provident Mutual; 1982-1998 -- Vice President,
                                                 Technology and Business Development at St. Paul
                                                 Company

Linda M. Springer      Director                  1996 to present -- Vice President and controller
                                                 of Provident Mutual; 1995 to 1996 -- Assistant
                                                 Vice President and Actuary of Provident Mutual

Rosanne Gatta          Treasurer                 1994 to present -- Vice President and Treasurer
                                                 of Provident Mutual

We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering our officers and employees has been issued by Reliance Insurance Company.

                              FINANCIAL STATEMENTS

Providentmutual Variable Life Separate Account
  Report of Independent Accountants.........................     F-2
  Statements of Assets and Liabilities, December 31, 1999...     F-3
  Statements of Operations for the Year Ended December 31,
     1999...................................................     F-8
  Statements of Operations for the Year Ended December 31,
     1998...................................................    F-13
  Statements of Operations for the Year Ended December 31,
     1997...................................................    F-17
  Statements of Changes in Net Assets for the Year Ended
     December 31, 1999......................................    F-21
  Statements of Changes in Net Assets for the Year Ended
     December 31, 1998......................................    F-26
  Statements of Changes in Net Assets for the Year Ended
     December 31, 1997......................................    F-30
  Notes to Financial Statements.............................    F-34

Providentmutual Life and Annuity Company of America
  Report of Independent Accountants.........................    F-54
  Statements of Financial Condition as of December 31, 1999
     and 1998...............................................    F-55
  Statements of Operations for the Years Ended December 31,
     1999, 1998, and 1997...................................    F-56
  Statements of Equity for the Years Ended December 31,
     1999, 1998, and 1997...................................    F-57
  Statements of Cash Flows for the Years Ended December 31,
     1999, 1998, and 1997...................................    F-58
  Notes to Financial Statements.............................    F-59

APPENDIX A -- ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following illustrations have been prepared to help show how certain values under the Policy change with different rates of investment performance over an extended period of time. THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your policy loan and partial withdrawal history.

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, policy account value, and net cash surrender value under a Policy covering a male insured of Age 40 on the policy date in the preferred premium class with a face amount of $100,000, would change over time if the planned premiums were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate policy account values that would result based on assumptions that you pay the premiums indicated, you do not increase your face amount, and you do not make any partial withdrawals or take any policy loans. The death benefits, policy account values, and net cash surrender values would be lower if the insured was in a nonsmoker or smoker class or a class with extra ratings since the cost of insurance charges would increase. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy, a premium expense charge of 5%, maximum monthly administrative fee of $12, an initial administrative charge of $5, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%, with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $100,000. The columns under the heading "Current" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a premium expense charge of 3.5%, current monthly administrative fee of $7.50, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75%, with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $100,000. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the mortality and expense risk
charge listed above, is      % and      %, respectively. This total charge is
based on an assumption that an owner allocates the Policy values equally among each Subaccount of the Separate Account.

The illustrations assume that the assets in the portfolios are subject to an
annual expense ratio of      % of the average daily net assets. This annual
expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. For information on portfolio expenses, consult the Annual Portfolio Operating Expenses table in the Summary of this prospectus, and the respective expense and fee tables set forth in the portfolios' prospectuses.

After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 6%, and 12% would correspond to approximate net annual rates of

%,      %, and      %, respectively, assuming guaranteed charges, and net annual
rates of      %,      %, and      %, respectively, assuming current charges.

Upon request, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and premium class, the death benefit option, face amount, planned periodic premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT      MALE INSURED ISSUE AGE 40  PREFERRED
  DEATH BENEFIT OPTION A       ANNUAL PREMIUM         $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                       GUARANTEED* (NET RATE OF %)      CURRENT** (NET RATE OF %)
         PREMIUMS     -----------------------------   -----------------------------
END OF  ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY  AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR    PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------  -----------   -------   ---------   -------   -------   ---------   -------
1        1,050         358       0          100,000    621       0          100,000
2        2,153         900       0          100,000    1,275     85         100,000
3        3,310         1,417     52         100,000    1,903     538        100,000
4        4,526         1,907     542        100,000    2,501     1,136      100,000
5        5,802         2,368     1,003      100,000    3,070     1,705      100,000
6        7,142         2,800     1,435      100,000    3,606     2,241      100,000
7        8,549         3,199     2,029      100,000    4,117     2,947      100,000
8        10,027        3,565     2,590      100,000    4,600     3,625      100,000
9        11,578        3,897     3,117      100,000    5,056     4,276      100,000
10       13,207        4,191     3,606      100,000    5,481     4,896      100,000
11       14,917        4,446     4,056      100,000    5,878     5,488      100,000
12       16,713        4,657     4,462      100,000    6,239     6,044      100,000
13       18,599        4,817     4,817      100,000    6,564     6,564      100,000
14       20,579        4,922     4,922      100,000    6,848     6,848      100,000
15       22,657        4,964     4,964      100,000    7,086     7,086      100,000
16       24,840        4,956     4,956      100,000    7,419     7,419      100,000
17       27,132        4,871     4,871      100,000    7,718     7,718      100,000
18       29,539        4,706     4,706      100,000    7,984     7,984      100,000
19       32,066        4,454     4,454      100,000    8,217     8,217      100,000
20       34,719        4,103     4,103      100,000    8,414     8,414      100,000
25       50,113        344       344        100,000    8,787     8,787      100,000
30       69,761        0         0          0          7,568     7,568      100,000

------------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value, and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value, and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

  $100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40  PREFERRED
 DEATH BENEFIT OPTION B         ANNUAL PREMIUM         $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                       GUARANTEED* (NET RATE OF %)      CURRENT** (NET RATE OF %)
         PREMIUMS     -----------------------------   -----------------------------
END OF  ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY  AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR    PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------  -----------   -------   ---------   -------   -------   ---------   -------
1        1,050         356       0          100,356    620       0          100,620
2        2,153         896       0          100,896    1,271     81         101,271
3        3,310         1,409     44         101,409    1,894     529        101,894
4        4,256         1,892     527        101,892    2,486     1,121      102,486
5        5,802         2,346     981        102,346    3,047     1,682      103,047
6        7,142         2,768     1,403      102,768    3,572     2,207      103,572
7        8,549         3,155     1,985      103,155    4,070     2,900      104,070
8        10,027        3,507     2,532      103,507    4,538     3,563      104,538
9        11,578        3,822     3,042      103,822    4,976     4,196      104,976
10       13,207        4,097     3,512      104,097    5,381     4,796      105,381
11       14,917        4,331     3,941      104,331    5,754     5,364      105,754
12       16,713        4,517     4,322      104,517    6,090     5,895      106,090
13       18,599        4,649     4,649      104,649    6,384     6,384      106,384
14       20,579        4,723     4,723      104,723    6,634     6,634      106,634
15       22,657        4,730     4,730      104,730    6,835     6,835      106,835
16       24,840        4,683     4,683      104,683    7,133     7,133      107,133
17       27,132        4,556     4,556      104,556    7,394     7,394      107,394
18       29,539        4,345     4,345      104,345    7,618     7,618      107,618
19       32,066        4,045     4,045      104,045    7,805     7,805      107,805
20       34,719        3,645     3,645      103,645    7,953     7,953      107,953
25       50,113        0         0          0          8,015     8,015      108,015
30       69,761        0         0          0          6,366     6,366      106,366

------------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value, and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value, and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

   $100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40  PREFERRED
  DEATH BENEFIT OPTION A         ANNUAL PREMIUM         $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF %)      CURRENT** (NET RATE OF %)
         PREMIUMS     -----------------------------   -----------------------------
END OF  ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY  AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR    PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------  -----------   -------   ---------   -------   -------   ---------   -------
1        1,050         395       0          100,000    668       0          100,000
2        2,153         1,004     0          100,000    1,408     218        100,000
3        3,310         1,622     257        100,000    2,165     800        100,000
4        4,526         2,247     882        100,000    2,934     1,569      100,000
5        5,802         2,879     1,514      100,000    3,717     2,352      100,000
6        7,142         3,514     2,149      100,000    4,510     3,145      100,000
7        8,549         4,151     2,981      100,000    5,321     4,151      100,000
8        10,027        4,790     3,815      100,000    6,148     5,173      100,000
9        11,578        5,427     4,647      100,000    6,992     6,212      100,000
10       13,207        6,060     5,475      100,000    7,851     7,266      100,000
11       14,917        6,688     6,298      100,000    8,726     8,336      100,000
12       16,713        7,302     7,107      100,000    9,613     9,418      100,000
13       18,599        7,898     7,898      100,000    10,509    10,509     100,000
14       20,579        8,469     8,469      100,000    11,413    11,413     100,000
15       22,657        9,006     9,006      100,000    12,319    12,319     100,000
16       24,840        9,538     9,538      100,000    13,385    13,385     100,000
17       27,132        10,023    10,023     100,000    14,476    14,476     100,000
18       29,539        10,456    10,456     100,000    15,596    15,596     100,000
19       32,066        10,828    10,828     100,000    16,745    16,745     100,000
20       34,719        11,125    11,125     100,000    17,924    17,924     100,000
25       50,113        10,859    10,859     100,000    24,267    24,267     100,000
30       69,761        5,008     5,008      100,000    31,133    31,133     100,000

------------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value, and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value, and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

   $100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40  PREFERRED
  DEATH BENEFIT OPTION B         ANNUAL PREMIUM         $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF %)      CURRENT** (NET RATE OF %)
         PREMIUMS     -----------------------------   -----------------------------
END OF  ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY  AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR    PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------  -----------   -------   ---------   -------   -------   ---------   -------
1        1,050         394       0          100,394    666       0          100,666
2        2,153         1,000     0          101,000    1,404     214        101,404
3        3,310         1,613     248        101,613    2,155     790        102,155
4        4,526         2,230     865        102,230    2,916     1,551      102,916
5        5,802         2,851     1,486      102,851    3,688     2,323      103,688
6        7,142         3,473     2,108      103,473    4,466     3,101      104,466
7        8,549         4,093     2,923      104,093    5,258     4,088      105,258
8        10,027        4,709     3,734      104,709    6,061     5,086      106,061
9        11,578        5,319     4,539      105,319    6,876     6,096      106,876
10       13,207        5,919     5,334      105,919    7,699     7,114      107,699
11       14,917        6,506     6,116      106,506    8,531     8,141      108,531
12       16,713        7,072     6,877      107,072    9,367     9,172      109,367
13       18,599        7,610     7,610      107,610    10,201    10,201     110,201
14       20,579        8,112     8,112      108,112    11,031    11,031     111,031
15       22,657        8,568     8,568      108,568    11,850    11,850     111,850
16       24,840        9,001     9,001      109,001    12,828    12,828     112,828
17       27,132        9,371     9,371      109,371    13,817    13,817     113,817
18       29,539        9,670     9,670      109,670    14,817    14,817     114,817
19       32,066        9,888     9,888      109,888    15,830    15,830     115,830
20       34,719        10,007    10,007     110,007    16,852    16,852     116,852
25       50,113        8,440     8,440      108,440    22,004    22,004     122,004
30       69,761        681       681        100,681    26,536    26,536     126,536

------------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value, and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value, and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

   $100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40  PREFERRED
  DEATH BENEFIT OPTION A         ANNUAL PREMIUM         $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF %)      CURRENT** (NET RATE OF %)
         PREMIUMS     -----------------------------   -----------------------------
END OF  ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY  AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR    PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------  -----------   -------   ---------   -------   -------   ---------   -------
1        1,050         433       0          100,000    714       0          100,000
2        2,153         1,113     0          100,000    1,547     357        100,000
3        3,310         1,845     481        100,000    2,449     1,084      100,000
4        4,526         2,632     1,267      100,000    3,423     2,058      100,000
5        5,802         3,478     2,113      100,000    4,477     3,112      100,000
6        7,142         4,388     3,023      100,000    5,616     4,251      100,000
7        8,549         5,365     4,195      100,000    6,855     5,685      100,000
8        10,027        6,416     5,441      100,000    8,204     7,229      100,000
9        11,578        7,547     6,767      100,000    9,674     8,894      100,000
10       13,207        8,763     8,178      100,000    11,276    10,691     100,000
11       14,917        10,072    9,682      100,000    13,024    12,634     100,000
12       16,713        11,479    11,284     100,000    14,930    14,735     100,000
13       18,599        12,989    12,989     100,000    17,008    17,008     100,000
14       20,579        14,608    14,608     100,000    19,275    19,275     100,000
15       22,657        16,344    16,344     100,000    21,748    21,748     100,000
16       24,840        18,271    18,271     100,000    24,640    24,640     100,000
17       27,132        20,347    20,347     100,000    27,827    27,827     100,000
18       29,539        22,588    22,588     100,000    31,347    31,347     100,000
19       32,066        25,013    25,013     100,000    35,238    35,238     100,000
20       34,719        27,638    27,638     100,000    39,543    39,543     100,000
25       50,113        44,584    44,584     100,000    69,224    69,224     100,000
30       69,761        71,720    71,720     100,000   119,317   119,317    138,408


------------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value, and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value, and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

     PROVIDENTMUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

   $100,000 FACE AMOUNT     MALE INSURED ISSUE AGE 40  PREFERRED
  DEATH BENEFIT OPTION B         ANNUAL PREMIUM         $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF %)      CURRENT** (NET RATE OF %)
         PREMIUMS     -----------------------------   -----------------------------
END OF  ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY  AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR    PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------  -----------   -------   ---------   -------   -------   ---------   -------
1        1,050         431       0          100,431    713       0          100,713
2        2,153         1,108     0          101,108    1,542     352        101,542
3        3,310         1,834     469        101,834    2,438     1,073      102,438
4        4,526         2,612     1,247      102,612    3,402     2,037      103,402
5        5,802         3,445     2,080      103,445    4,441     3,076      104,441
6        7,412         4,335     2,970      104,335    5,560     4,195      105,560
7        8,549         5,287     4,117      105,287    6,772     5,602      106,772
8        10,027        6,304     5,329      106,304    8,084     7,109      108,084
9        11,578        7,391     6,611      107,391    9,507     8,727      109,507
10       13,207        8,550     7,965      108,550    11,047    10,462     111,047
11       14,917        9,787     9,397      109,787    12,718    12,328     112,718
12       16,713        11,102    10,907     111,102    14,526    14,331     114,526
13       18,599        12,495    12,495     112,495    16,481    16,481     116,481
14       20,579        13,969    13,969     113,969    18,594    18,594     118,594
15       22,657        15,521    15,521     115,521    20,874    20,874     120,874
16       24,840        17,216    17,216     117,216    23,552    23,552     123,552
17       27,132        19,002    19,002     119,002    26,478    26,478     126,478
18       29,539        20,885    20,885     120,885    29,680    29,680     129,680
19       32,066        22,865    22,865     122,865    33,185    33,185     133,185
20       34,719        24,943    24,943     124,943    37,024    37,024     137,024
25       50,113        36,579    36,579     136,579    62,466    62,466     162,466
30       69,761        49,052    49,052     149,052   102,393   102,393     202,393

------------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

The death benefit may, and the policy account values and net cash surrender values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy account value, and net cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, policy account value, and net cash surrender value for a policy would also be different from those shown, depending on the investment allocations made to the Subaccounts and the different rates of return of the Subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 12%, but varied above or below that average for particular Subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    PART II
                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PLACA's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         REASONABLENESS REPRESENTATION

Providentmutual Life and Annuity Company of America of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Providentmutual Life and Annuity Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

        The facing sheet.

        The Prospectus consisting of   pages.

        The undertaking to file report.

        Rule 484 undertaking.

        Reasonableness Representation.

The following exhibits:

1.A.1.a.      Resolution of the Board of Directors of Providentmutual Life
              and Annuity Company of America authorizing establishment of the Providentmutual Variable Life Separate Account(4)
1.A.1.b.      Resolution of the Board of Directors of Providentmutual Life
              and Annuity Company of America authorizing additional
              Subaccounts of the Providentmutual Variable Life Separate
              Account(4)
1.A.2.        None
1.A.3.a.i.    Form of Underwriting Agreement among Providentmutual Life
              and Annuity Company of America, PML Securities, Inc. and
              Providentmutual Variable Life Separate Account(4)
1.A.3.b.i.    Personal Producing General Agent's Agreement and
              Supplement(4)
1.A.3.b.ii.   Personal Producing Agent's Agreement and Supplement(4)
1.A.3.b.iii.  Producing General Agent's Agreement and Supplement(4)
1.A.3.c.iv.   Form of Selling Agreement between PML Securities, Inc. and
              Broker/Dealers(4)
1.A.4.        Inapplicable
1.A.5.        Individual Flexible Premium Adjustable Variable Life
              Insurance Policy (Form VL201)(5)
1.A.5.a.      Convertible Term Life Rider (PLC308)(4)
1.A.5.b.      Additional Insurance Benefit Rider (R2308)(5)
1.A.5.c.      Guaranteed Minimum Death Benefit Ride (PLC320)(4)
1.A.5.d.      Children's Term Rider (PLC306)(5)
1.A.5.e.      Extension of Final Policy Date Rider (PLC822)(4)
1.A.5.f.      Change of Insured Rider (PLC905)(4)
1.A.5.g.      Disability Waiver Benefit Rider (R2901)(5)
1.A.5.h.      Disability Waiver of Premium Benefit Rider (PLC903)(5)
1.A.5.i.      Qualify as Section 403(b) Rider (PLC827)(2)
1.A.5.j.      Accelerated Death Benefit Rider (PLC/0904)(1)
1.A.6.a.      Charter of Providentmutual Life and Annuity Company of
              America(1)
1.A.6.b.      By-Laws of Providentmutual Life and Annuity Company of
              America(1)
1.A.7.        Inapplicable

1.A.8.        Inapplicable
1.A.9.        Inapplicable
1.A.10.       Form of Application(2)
1.A.10.a.     Supplemental Application for Flexible Premium(3)
1.A.10.b.     Initial Allocation Selection(3)
2.            See Exhibits 1.A
3.            Opinion and consent of James G. Potter, Jr., Esquire(6)
4.            Inapplicable
5.            Inapplicable
6.            Opinion and consent of Scott V. Carney, FSA, MAAA(6)
7.A.          Consent of Sutherland Asbill & Brennan LLP(6)
7.B.          Consent of PricewaterhouseCoopers LLP(6)
8.            Description of Providentmutual Life and Annuity Company of
              America's Issuance, Transfer and Redemption Procedures for
              Policies(4)
9.            Inapplicable
10.A.         Participation Agreement among Market, Street Fund, Inc.,
              Providentmutual Company of America and PML Securities,
              Inc.(1)
10.B.         Participation Agreement among Variable Insurance Products
              Fund, Fidelity Corporation and Providentmutual Life and
              Annuity Company of America(2)
10.C.         Participation Agreement among Variable Insurance Products
              Fund II, Fidelity Corporation and Providentmutual Life and
              Annuity Company of America(2)
10.D.         Form of Fund Participation Agreement among Neuberger &
              Berman Advisers Managers Trust and Providentmutual Life and
              Annuity Company of America(1)
10.E.         Participation Agreement between Van Eck Invest ment Trust
              and Providentmutual Life and Annuity Company of America(1)
10.F.         Participation Agreement among The Alger American Fund,
              Providentmutual Life and Annuity Company of America and Fred
              Alger and Company Incorporated(2)
10.G.         Support Agreement between Provident Mutual Life Insurance
              and Providentmutual Life and Annuity Company of America.(1)
27.           Inapplicable

---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on May 1, 1998, File No. 33-65512.

(2) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on May 1, 1998, File No. 33-2625.

(3) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on May 1, 1998, File No. 33-42133.

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for Providentmutual Life and Annuity Company of America filed on May 1, 1998, file No. 33-83138.

(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for Provident Mutual Life Insurance Company filed on March 4, 1999, File No. 333-67775.

(6) To be filed by amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Providentmutual Variable Life Separate Account, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of New Castle and State of Delaware, on the 11th day of February, 2000.

                                          PROVIDENTMUTUAL VARIABLE LIFE SEPARATE
                                          ACCOUNT (Registrant)

                                          By: PROVIDENTMUTUAL LIFE AND ANNUITY
                                              COMPANY OF AMERICA (Depositor)
                                          By: /s/ ROBERT W. KLOSS
                                            ------------------------------------
                                              Robert W. Kloss
                                              President

                                          PROVIDENTMUTUAL LIFE AND ANNUITY
                                          COMPANY OF AMERICA

                                          (Depositor)
Attest: /s/ JAMES G. POTTER, JR.
        ---------------------------

                                          By: /s/ ROBERT W. KLOSS
                                            ------------------------------------
                                              Robert W. Kloss

                                              President
Attest: /s/ JAMES G. POTTER, JR.
      ----------------------------------------------------

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 11, 2000.

                    SIGNATURES                                             TITLE
                    ----------                                             -----

                /s/ ROBERT W. KLOSS                  Director and President (Principal Executive
---------------------------------------------------  Officer)
                  Robert W. Kloss

               /s/ STEPHEN L. WHITE                  Actuarial Officer (Principal Financial Officer)
---------------------------------------------------
                 Stephen L. White

                /s/ TODD R. MILLER                   Financial Reporting Officer (Principal Accounting
---------------------------------------------------  Officer)
                  Todd R. Miller

               /s/ MARY LYNN FINELLI                 Director
---------------------------------------------------
                 Mary Lynn Finelli

             /s/ JAMES G. POTTER, JR.                Director, Secretary and Legal Officer
---------------------------------------------------
               James G. Potter, Jr.

               /s/ JAMES D. KESTNER                  Director
---------------------------------------------------
                 James D. Kestner

                /s/ SARAH C. LANGE                   Director
---------------------------------------------------
                  Sarah C. Lange

                    SIGNATURES                                             TITLE
                    ----------                                             -----

                /s/ ALAN F. HINKLE                   Director
---------------------------------------------------
                  Alan F. Hinkle

                /s/ JOAN C. TUCKER                   Director
---------------------------------------------------
                  Joan C. Tucker

                 /s/ MEHRAN ASSADI                   Director
---------------------------------------------------
                   Mehran Assadi

               /s/ LINDA M. SPRINGER                 Director
---------------------------------------------------
                 Linda M. Springer

                /s/ ROSEANNE GATTA                   Treasurer
---------------------------------------------------
                  Roseanne Gatta